                    SCHEDULE 14C  INFORMATION STATEMENT

               Information Statement Pursuant To Section 14(C)
                    Of The Securities Exchange Act Of 1934
                               (Amendment No. 1)


Check the appropriate box:

     [X]  Preliminary Information Statement

     [ ] Confidential, for use of the Commission Only (as permitted by rule 14c-5(d) (2))

     [ ]  Definitive Information Statement

                       Future Petroleum Corporation
-------------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

     [X]     No fee required.

     [ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-
             11.

     (1)     Title of each class of securities to which transactions applies:
-------------------------------------------------------------------------------
     (2)     Aggregate number of securities to which transactions applies:
-------------------------------------------------------------------------------
     (3)     Per Unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
     (4)     Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
     (5)     Total fee paid:
-------------------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:
-----------------------------------------------------------
     (2)     Form, Schedule of Registration Statement No.:
-----------------------------------------------------------
     (3)     Filing Party:
-----------------------------------------------------------
     (4)     Date Filed:
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
                          FUTURE PETROLEUM CORPORATION
                           700 Louisiana, Suite 3700
                               Houston, TX 77002

                             INFORMATION STATEMENT


           This Information Statement is being furnished to the stockholders of Future Petroleum Corporation, a Utah corporation (the "Company" or "Future"), in connection with certain actions (the "Consent Actions") to be taken by the written consent of the holders of a majority of the voting power of the Company's issued and outstanding equity securities ("Written Consent"). This Information Statement is first being mailed to stockholders of the Company on or about February __, 1999. The Written Consent approved the three Consent
Actions: (i) the change in the Company's state of incorporation from Utah to Texas; (ii) the change of the Company's name from Future Petroleum Corporation to Bargo Energy Company; and (iii) an increase in the number of shares of Common Stock and Preferred Stock which the Company may issue.


                 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                       REQUESTED NOT TO SEND US A PROXY.


           The approval of the holders of shares of Common Stock and Preferred Stock representing a majority of the voting power of the Company approved the Consent Actions. At the close of business on January 31, 1999 (the "Record Date"), the Company had issued and outstanding 22,320,066 shares of its common stock, par value $.01 per share ("Common Stock"), and 100,000 shares of its convertible preferred stock, series A, par value $.01 per share ("Preferred Stock"). Holders of Preferred Stock have the right to vote on all matters submitted to a vote of the holders of the Common Stock on an as converted basis. Each share of Common Stock is entitled to one vote and each share of Preferred Stock is entitled to vote the equivalent of 260 shares of Common Stock on each of the proposed actions.



           Members of the Board of Directors and their affiliates (collectively, the "Consenting Stockholders") own or are entitled to vote shares of Common Stock and Preferred Stock representing more than a majority of the voting power of the Company and have executed a written consent dated as of _____________, 1999 (the "Written Consent") adopting and approving the Consent Actions. As of the date of the Written Consent, there were 22,320,066 shares of Common Stock outstanding and 100,000 shares of Preferred Stock outstanding. Together, the Consenting Stockholders own or are entitled to vote 45,565,562 shares of Common Stock (including shares of Common Stock the Consenting Stockholders are entitled to vote as a result of ownership of Preferred Stock) out of 48,320,066 shares of Common Stock outstanding and entitled to vote (including shares of Common Stock the Consenting Stockholders are entitled to vote as a result of ownership of Preferred Stock) as of the Record Date, representing 94.3% of the voting power of the Company as of the Record Date. No vote or further action of the stockholders of the Company is required in order to approve, adopt or implement the Consent Actions. No appraisal or other similar rights are available to dissenters of the Consent Actions except as described under "Dissenters' Right of Appraisal" and "Consent Action No. 1--Approval of a Change in the Company's State of Incorporation from Utah to Texas--Rights of Stockholders to Dissent" and no approvals are required from any state or federal agencies. The actions to be effectuated by the Consent will become effective (the "Consent Effective Date") on or about _________, 1999.


           Pursuant to Section 16-10a-704 of the Utah Revised Business Corporation Act (the "Utah Act"), any action permitted to be taken at an annual or special meeting of stockholders of a Utah corporation may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Pursuant to Section 16-10a-704 of the Utah Act, prompt notice of any such action by written consent must be given to those stockholders entitled to vote who have not consented in writing and those stockholders not entitled to vote to whom the Utah Act requires that notice be given. This Information Statement constitutes such required notice. Only stockholders of record at the close of business on the Record Date are entitled to notice of the Consent Actions.

                         DISSENTERS' RIGHT OF APPRAISAL


           The change of the Company's state of incorporation from Utah to Texas is done by merging the Company with a subsidiary of the Company formed in Texas. The Utah Act provides that, in connection with such a merger, a stockholder may elect to receive a cash payment of the fair value of his shares, rather than receiving stock in the Merger. A copy of the relevant parts of the Utah Act are attached hereto as Exhibit I. This Information Statement is accompanied by the Company's written dissenters' notice (the "Dissenters' Notice") pursuant to Section 16-10a-1322 of the Utah Act to all stockholders who have not executed a written consent to the reincorporation of the Company as a Texas corporation. Stockholders who wish to dissent must demand payment from the Company by ____________, 1999. See "Consent Action No. 1--Approval of a Change in the Company's State of Incorporation from Utah to Texas--Rights of Stockholders to Dissent" and the Dissenters' Notice.


                        SECURITY OWNERSHIP OF PRINCIPAL
                          STOCKHOLDERS AND MANAGEMENT

           The following table sets forth information with respect to the ownership of shares of Common Stock and Preferred Stock as of the Record Date, by (i) each director and executive officer of the Company, (ii) all executive officers and directors of the Company as a group and (iii) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock or Preferred Stock. To the Company's knowledge, the persons indicated below have sole voting and investment power with respect to the shares indicated as owned by them, except as otherwise stated. The address for each director and beneficial owner of more than 5% of the outstanding shares of Common Stock is 700 Louisiana, Suite 3700, Houston, Texas 77002, unless otherwise indicated.


                                                               COMMON STOCK                           PREFERRED STOCK(1)
                                            --------------------------------------------------------------------------------

                                                                       PERCENT OF CLASS                   PERCENT OF CLASS
          NAME OF BENEFICIAL OWNER                 AMOUNT                                    AMOUNT
----------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND EXECUTIVE OFFICERS:
      Thomas D. Barrow....................       8,666,666.658(2)            28.0%          33,333.33          33.3%
      Tim J. Goff.........................      21,944,858.658(3)            70.3%          33,333.33(4)       33.3%
      Gary R. Petersen (5)................           --                                         --               --
      D. Martin Phillips (5)..............           --                                         --               --
      B. Carl Price.......................       1,740,000(6)                 7.6%              --               --
      Kimberly G. Seekely.................           --                                         --               --
      Mary Elizabeth Vanderhider..........           --                                         --               --

Common Stock owned by
  all directors and executive
  officers as a group (7 persons)..             32,351,525.306               79.77%         66,666.66          66.7%

5% STOCKHOLDERS:
      Energy Capital Investments
         Co. PLC(7).......................       2,269,886                   10.2%              --               --

      EnCap Equity 1994, L.P.(7)..........       2,424,973                   10.9%              --               --
      TJG Investments, Inc................       1,255,000(8)                 5.6%              --               --
      Bargo Energy Company................       7,078,333(9)                31.7%              --               --
      James E. Sowell.....................       8,666,666.684(10)           28.0%          33,333.33          33.33%
      Bargo Operating Company,
        Inc...............................       5,204,859(11)               22.8%           1,000(12)          1%
      Bargo Energy Resources,
         Inc. ............................       4,944,859(13)               21.9%              --               --
      Don Wm. Reynolds....................         753,362                    3.4%(14)          --               --


----------------------


(1) As of January 31, 1999 there were 100,000 shares of Preferred Stock outstanding. All shares of Preferred Stock are convertible within 60 days from the Record Date.

(2) All of the shares of Common Stock beneficially owned by Mr. Barrow represent shares that may be acquired within 60 days from the Record Date upon the conversion of the Preferred Stock owned by Mr. Barrow. Mr. Barrow's address is P.O. Box 2588, Longview, Texas 75606.

(3) Mr. Goff shares voting and investment power with TJG Investments, Inc. ("TJG") with respect to 1,255,000 shares, with Bargo Energy Company ("Bargo Energy") with respect to 7,078,333 shares, and jointly with Bargo Operating Company, Inc. ("Bargo Operating") and Bargo Energy Resources, Ltd. ("Resources") with respect to 4,694,859 shares. In addition Mr. Goff shares voting and investment power jointly with Bargo Operating and Resources with respect to a warrant to purchase 250,000 shares of Common Stock which may be exercised within 60 days from the Record Date. The remaining shares represent shares which may be acquired upon conversion of outstanding Preferred Stock within 60 days from the Record Date. Mr. Goff has sole voting and investment power with respect to 8,406,666.67 shares of Common Stock which may be acquired upon conversion of Preferred Stock and shares voting and investment power with Bargo Operating with respect to 260,000 shares of Common Stock which may be acquired upon conversion of Preferred Stock.

(4) Includes 1,000 shares of Preferred Stock for which Mr. Goff shares voting and investment power with Bargo Operating and 32,333.33 shares of Preferred Stock over which Mr. Goff has sole voting and investment power.

(5)        According to a Schedule 13D/A filed by Energy Capital Investment Co.
           PLC ("Energy PLC"), EnCap Equity 1994, L.P., ("EnCap") and certain of their affiliates on September 4, 1998, Messrs. Petersen and Philips are not deemed to have beneficial ownership of any of the shares of Common Stock held by Energy PLC and EnCap.


(6) Includes 587,720 shares of Common Stock that may be acquired pursuant to employee stock options which may be exercised immediately. Also includes 63,131 shares of Common Stock, the maximum number of shares which Mr. Price has the right to acquire during the 60 days following the Record Date under an employment agreement with Future. Under this agreement, Mr. Price may elect to receive all or a portion of his salary in shares of Common Stock at a price per share of $0.33 per share until December 31, 1999. From January 1, 1999 and until the employment agreement terminates, the purchase price per share is the average midpoint between the bid and asked price of the Common Stock on the OTC Bulletin Board for the last five days of the calendar year prior to the year the compensation is earned. The 63,131 shares included in the foregoing table represents the maximum number of shares which Mr. Price could acquire during the 60-day period following January 31, 1999 if he converted all of his salary into shares of Common Stock.


(7) The address of Energy Capital Investments Co. PLC and EnCap Equity 1994, L.P. is 1100 Louisiana, Suite 3150, Houston, Texas 77002.

(8) TJG shares voting and investment power with respect to these shares with Tim J. Goff.

(9) Bargo Energy shares voting and investment power with respect to these shares with Tim J. Goff.

(10) All of the shares of Common Stock beneficially owned by Mr. Sowell represent shares that may be acquired within 60 days from the Record Date upon the conversion of the Preferred Stock owned by Mr. Sowell. Mr. Sowell's address is 3131 McKinney Avenue, Suite 200, Dallas, Texas 75204.

(11) Bargo Operating shares voting and investment power with respect to 4,694,859 shares jointly with Tim J. Goff and Resources. In addition, Bargo Operating shares voting and investment power jointly with Tim J. Goff and Resources with respect to a warrant to purchase 250,000 shares of Common Stock which may be exercised within 60 days from the Record Date. Bargo Operating also shares voting and investment power with Tim J. Goff with respect to 260,000 shares of Common Stock which may be acquired upon conversion of Preferred Stock within 60 days from the Record Date.

(12) Bargo Operating shares voting and investment power with respect to these shares with Tim J. Goff.

(13) Resources shares voting and investment power jointly with Tim J. Goff and Bargo Operating with respect to 4,694,859 shares and a warrant to purchase 250,000 shares of Common Stock which may be exercised within 60 days from the Record Date.


(14) Mr. Reynolds is party to an Amended and Restated Stockholders Agreement between the Company, Resources, Energy PLC, EnCap and certain other stockholders, by virtue of which Mr. Reynolds may be deemed to beneficially own over 5% of the outstanding Common Stock. Mr. Reynolds disclaims such beneficial ownership.

CHANGE OF CONTROL

AUGUST TRANSACTION

           On August 14, 1998, Future closed an acquisition, effected by merger, of oil and gas properties from Resources for a purchase price of $5.8 million, 4.7 million shares of Common Stock and a warrant to purchase an additional 250,000 shares of Common Stock ("August Transaction").


           In connection with the August Transaction, Energy Capital Investment Company PLC and EnCap Equity 1994, L.P. (Energy PLC and EnCap together are the "EnCap Entities") agreed to modify and extend their outstanding loans to Future in the amount of approximately $7.3 million in exchange for 2.8 million shares of Common Stock.


           Also in connection with the August Transaction, Resources, the EnCap Entities, Mr. B. Carl Price, Mr. Don Wm. Reynolds (Mr. Price and Mr. Reynolds together are the "Price Group") and Future entered into a Stockholders' Agreement whereby they agreed to cause the Board of Directors of Future to be composed of seven persons. Each party further agreed to vote their shares of Common Stock in connection with the election of directors of the Company for two nominees of Resources, two nominees of the EnCap Entities and three nominees of the Price Group. In addition, the parties to the Stockholders' Agreement agreed that one of the nominees of Resources would be the Chairman of the Board of Directors of the Company. Accordingly, Mr. Robert
D. Price and Mr. D. William Reynolds, Jr. agreed to resign from Future's Board of Directors. Mr. Tim J. Goff, who was also appointed Chairman of the Board of Future, and Mr. Thomas D. Barrow were appointed to serve as Resources' nominees, and Mr. Gary R. Petersen and Mr. D. Martin Philips were appointed to serve as the EnCap Entities' nominees. The effective date of such resignations and appointments was August 21, 1998.

           Also pursuant to the August Transaction, the Company granted registration rights to Resources, the EnCap Entities, and the Price Group with respect to shares of Common Stock owned by them. In addition, the By-Laws of the Company were amended to provide that, for so long as Resources is entitled to nominate one or more persons to the Board of Directors of the Company as provided in the Stockholders' Agreement, the Company cannot take certain actions without the approval of one of the directors nominated by Resources, including, without limitation, (i) incur or be liable for indebtedness other than indebtedness under the Company's credit facility with a commercial bank, obligations under operating leases entered into in the ordinary course of the Company's business, and purchase money indebtedness in an aggregate principal amount not to exceed $200,000 at any time; (ii) merge or consolidate with or into any other business entity; (iii) sell, transfer, lease, exchange, alienate or dispose of certain assets; (iv) make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business (which ordinary course of business includes the acquisition, directly or indirectly, of oil and gas properties); or (v) engage in any material transaction with any of its affiliates on terms which are less favorable to it than those which would have been obtainable at the time in arms-length dealing with persons other than such affiliates.

           In connection with the August Transaction, Future entered into a $20 million credit agreement with Bank of America National Trust and Savings Association ("Bank of America") with a borrowing base initially set at $10.5 million. Pursuant to pledge agreements dated August 14, 1998 ("August Pledge Agreements"), Resources, the EnCap Entities and the Price Group pledged their shares of Common Stock to secure Future's borrowings under the credit agreement. If an event of default occurs under the credit agreement, the bank will have the right to vote all of the shares of Future subject to the August Pledge Agreements and, following foreclosure on the shares, will have the right to sell the shares as provided in the August Pledge Agreements and applicable law.

DECEMBER TRANSACTION


           The Company acquired as of December 15, 1998 substantially all of the assets and liabilities of Resources, including Resources' trained staff of professional geologists, landmen, accountants and other employees, for $2 million and 100,000 shares of Preferred Stock. Resources immediately distributed the shares of Preferred Stock to its partners. In addition, Future issued an aggregate of 8,333,333 shares of Common Stock to Bargo Energy and TJG in exchange for the cancellation of outstanding debt aggregating $4 million. Bargo Energy and TJG are affiliates of Resources.


           In connection with the December transaction, the Company, Resources, Bargo Energy, Bargo Operating, TJG, the Price Group and the EnCap Entities entered into an Amended and Restated Stockholders' Agreement whereby Resource's board representation was increased from two director nominees to four director nominees and the Price Group's board representation was decreased from three director nominees to one director nominee.


           All of the shares of Common Stock and Preferred Stock issued pursuant to the December Transaction as well as the shares of Common Stock issuable upon conversion of the Preferred Stock are subject to pledge agreements, each of which is dated December 15, 1998 ("December Pledge Agreements") between the stockholders and Bank of America. The December Pledge Agreements secure Future's borrowings under its credit agreement with Bank of America. If an event of default occurs under the credit agreement, the bank will have the right to vote all of the shares of Future subject to the December Pledge Agreements and, following foreclosure on the shares, will have the right to sell the shares as provided in the December Pledge Agreements and applicable law.


           Also, in connection with the December transaction, the Company agreed to file a proxy statement or information statement with the Securities and Exchange Commission to change its name to Bargo Energy Company, reincorporate the Company in Texas and increase the number of shares of Common Stock Future is authorized to issue.

           As of the Record Date, Resources and its affiliates owned approximately 80.8% of the outstanding voting power of the Company, the Encap Entities owned approximately 9.7% of the outstanding voting power of the Company and the Price Group owned approximately 3.8% of the outstanding voting power of the Company. The parties to the Amended and Restated Stockholders' Agreement, voting together, have the ability to elect the entire board of directors of Future. The provisions of the Amended and Restated Stockholders' Agreement relating to voting and transfer of Common Stock may be deemed to form a group composed of the parties to such Agreement. If such parties were deemed to be a group, it would beneficially own more than 94.3% of the outstanding voting power of the Company.

POSSIBLE ISSUANCE OF ADDITIONAL EQUITY


           In December 1998, the Company entered into a term sheet with entities affiliated with the EnCap Entities and other institutional investors not affiliated with the EnCap Entities or the Company pursuant to which the investors would purchase $50 million of a new class of cumulative redeemable preferred stock of the Company, and would receive warrants to purchase 40% of the outstanding Common Stock on a fully diluted basis. The term sheet is a non-binding expression of interest, and is not a commitment on the part of the investors or the Company. Among other things, the investment pursuant to the term sheet is subject to completion of due diligence by the investors and satisfactory documentation. The parties are in the very preliminary stages of due diligence and consummation of the transaction is subject to material contingencies beyond the control of the Company. As a result, no assurances can be made as to the terms of any such investment or that the investors will purchase preferred stock or any other security of the Company.


                              THE CONSENT ACTIONS

           By this Information Statement, the Company is providing the stockholders with the required notice of the following corporate actions that were approved and adopted by the Consenting Stockholders in the Written
Consent:

     1. The reincorporation of the Company as a Texas corporation.


     2. A change to the Company's Articles of Incorporation increasing the number of authorized capital stock to 125 million shares, of which 120 million shares will be Common Stock and 5 million will be preferred stock.


     3. The change of the Company's name to Bargo Energy Company.

           The reincorporation, increase in number of authorized shares of capital stock and name change are collectively referred to herein as the "Consent Actions."

                              CONSENT ACTION NO. 1

                     APPROVAL OF A CHANGE IN THE COMPANY'S
                   STATE OF INCORPORATION FROM UTAH TO TEXAS

GENERAL

           The Consenting Stockholders, pursuant to the Written Consent, and the Board of Directors of the Company have approved a proposal to change the Company's state of incorporation from Utah to Texas. This reincorporation will be accomplished by the merger (the "Merger") of the Company into a wholly-owned Texas subsidiary of the Company ("Future-Texas"). The Texas subsidiary, Future-Texas, will have the name Bargo Energy Company. See "Consent Action No. 3 - Change of the Company's Name to Bargo Energy Company." Future-Texas was recently formed to effect the Merger and has no other business or assets. The principal executive offices of Future-Texas are located at 700 Louisiana, Suite 3700, Houston, Texas 77002.

           The Merger will be effected pursuant to a merger agreement entered into among the Company and Future-Texas (the "Merger Agreement") a form of which is attached hereto as Exhibit II. The Merger Agreement provides that, when the Merger becomes effective, the Company will be merged with Future-Texas and Future-Texas will be the surviving corporation. The principal effect of the Merger will be to change the law applicable to the Company's corporate affairs from the Utah Act to the Texas Business Corporations Act ("TBCA"). The Merger will become effective upon the filing of the requisite merger documents in Utah and Texas (the "Effective Time"), which filings are expected to be on the Consent Effective Date. Each share of Common Stock outstanding at the Effective Time will be converted into one share of common stock, $.01 par value, of Future-Texas ("New Common Stock") and each share of Preferred Stock outstanding at the Effective Time will be converted into one share of preferred stock, $.01 par value, of Future-Texas ("New Preferred Stock"). The description of the Merger contained herein is qualified in its entirety by reference to the Merger Agreement.

           The same persons who are directors and officers of the Company are the directors and officers of Future-Texas. No change in the present business of the Company is contemplated, except as new developments and opportunities may occur. By operation of law, at the Effective Time, all assets, property, rights, liabilities and obligations of the Company will be transferred to and assumed by Future-Texas. Management believes that there will be no adverse tax consequences to stockholders of the Company as a result of the Merger. The New Common Stock will be traded on the OTC Bulletin Board, and Future-Texas will change the symbol under which it will be traded to reflect its new name.

           The consent of holders of at least a majority of all outstanding shares of the Company's Common Stock entitled to vote as of the Record Date was required for the adoption of the Merger. The Merger Agreement provides that the Board of Directors has the right to terminate the Merger Agreement and abandon the Merger for any reason, notwithstanding stockholder approval. The Company intends to proceed with the Merger and the authorized capital of Future-Texas will consist of 120,000,000 shares of New Common Stock and 5,000,000 shares of New Preferred Stock.

           There are certain differences between the Articles of Incorporation and the By-Laws of the Company and the Articles of Incorporation and By-Laws of Future-Texas, as well as differences in the corporate law of the states of Utah and Texas, which will affect the Company and its stockholders. See "--Significant Differences in Corporate Law of Utah and Texas" and "--Certain Differences Between the Articles of Incorporation and Bylaws of the Company and Future-Texas."

           Stockholders of the Company shall, subject to and by complying with
Part 13 of the Utah Act, have the right to object to the Merger, which will result in the right to receive payment for the fair value of their shares and the other rights and benefits provided by the Utah Act. See "--Rights of Stockholders to Dissent."


ACCOUNTING TREATMENT


           The Merger will be accounted for at historical costs as a reorganization of entities under common control.

REASONS FOR THE MERGER


           The Board of Directors of the Company believes that the best interest of the Company and its stockholders will be served by reincorporating in Texas. Over the last six months, the Company has become more active in the acquisition of oil and gas properties. Many of the Company's acquisition agreements are governed by Texas law and many of its oil and gas properties are located in Texas. Consequently, the Company generally retains Texas counsel to represent it in connection with these acquisitions reflecting such counsel's proximity to the Company's headquarters and familiarity with Texas oil and gas law. In many cases, Utah counsel must also be retained by the Company to provide opinions regarding Utah's corporate law. The Company believes that re-incorporation in Texas will enable the Company to eliminate the costs associated with being incorporated in Utah.



SIGNIFICANT DIFFERENCES IN CORPORATE LAW OF UTAH AND TEXAS



           There are a number of differences between the Utah Act and the TBCA. Although no attempt has been made to summarize all differences in the corporate laws of such states, the following is a summary of the material differences in the corporate laws of Utah and Texas which could affect stockholders.



APPRAISAL RIGHTS (UTAH)                                    APPRAISAL RIGHTS (TEXAS)

        Under Utah law, stockholders are entitled to               Under Texas law, stockholders are also
appraisal rights in the event of a merger or a sale,       entitled to appraisal rights in the event of a merger
lease, exchange or other disposition of all or             or a sale, lease, exchange or other disposition of all
substantially all of the property and assets of the        or substantially all of the property and assets of the
corporation requiring stockholder approval or in the       corporation requiring stockholder approval or in the
event of a share exchange in which the corporation's       event of a share exchange in which the corporation's
shares are acquired.  Utah law also grants appraisal       shares are acquired.
rights if the corporation is entitled to vote with
respect to a sale, lease, exchange or other
disposition of all, or substantially all of the assets of
an entity controlled by the corporation if the shares
or other interests the corporation holds in the
controlled entity constitute all or substantially all of
the property of the corporation.  Utah law denies
stockholders appraisal rights in the event of a sale
of all or substantially all of the assets of a
corporation if it is for cash and pursuant to a plan
by which all or substantially all of the net proceeds
of the sale will be distributed to the stockholders
within one year after the date of sale.

        Utah law denies stockholder appraisal rights               Texas law also denies stockholder appraisal
if the corporation's shares are listed on a national       rights if the corporation's shares are listed on a
securities exchange or held of record by 2,000             national securities exchange or held of record by
stockholders and the stockholder will receive shares       2,000 stockholders and the stockholder will receive
that meet similar requirements. Under Utah law,            shares that meet similar requirements. Under Texas
appraisal rights are also denied if the stockholder's      law, appraisal rights are also denied if the
stock and the stock to be received is listed on the        stockholder's stock and the stock to be received is
National Market System of the National Association         listed on the Nasdaq Stock Market or designated as
of Securities Dealers Automated Quotation System           a national market security on an interdealer
Nasdaq Stock Market.                                       quotation system by the National Association of
                                                           Securities Dealers, Inc.

DIVIDENDS (UTAH)                                           DIVIDENDS (TEXAS)

        Utah law prohibits the distribution of                     Under Texas law, a corporation may make a
dividends if, after a distribution is given effect, (i)    distribution, subject to restrictions in its charter, if
the corporation would not be able to pay its debts as      it does not render the corporation unable to pay its
they become due in the usual course of business or         debts as they become due in the course of its
(ii) if the corporation's total assets would be less       business, and if it does not exceed the corporation's
than the sum of its total liabilities plus the amount      surplus.  Surplus is defined under Texas law as the
that would be needed, if the corporation were to be        excess of net assets (essentially, the amount by
dissolved at the time of the distribution, to satisfy      which total assets exceed total debts) over stated
the preferential rights upon dissolution of                capital (essentially, the aggregate par value of the
stockholders whose preferential rights are superior        issued shares having a par value plus consideration
to those receiving the distribution.                       paid for shares without par value that have been
                                                           issued), as such stated capital may be adjusted by
                                                           the board.  This limitation does not apply to
                                                           distributions involving a purchase or redemption of
                                                           shares to eliminate fractional shares, collect
                                                           indebtedness, pay dissenting stockholders or redeem
                                                           shares if net assets equal or exceed the proposed
                                                           distribution.

RESTRICTIONS ON CONTROLLING STOCKHOLDERS (UTAH)            RESTRICTIONS ON CONTROLLING STOCKHOLDERS (TEXAS)

        The Utah Control Share Acquisitions Act                    The Texas Business Combination Law (the
(the "Acquisitions Act") requires persons who              "Combination Law") prevents the beneficial owner
acquire more than 20% of the voting power of a             of 20% or more of the voting shares of a
public corporation to obtain the approval of a             corporation from engaging in certain business
majority of all stockholders who do not hold               combinations for a period of three years after
interested shares in order to retain the voting rights     becoming a 20% beneficial owner unless the
of their control shares unless the control shares were     transaction is approved by the board of directors or
acquired in a transaction that does not constitute a       shareholders as provided in the Combination Law.
control share acquisition.  The Company has elected        In its initial Articles of Incorporation, Future-Texas
in its Articles of Incorporation not to be subject to      elects not to be subject to the Combination law.
the Acquisitions Act.

RIGHT TO VOTE ON CERTAIN MERGERS AND OTHER                 RIGHT TO VOTE ON CERTAIN MERGERS AND OTHER
CORPORATE MATTERS (UTAH)                                   CORPORATE MATTERS (TEXAS)

        Under Utah law approval by the holders of                  Unless the articles of incorporation provide
a majority of all votes entitled to be cast is required    otherwise, approval of the holders of at least two-
to approve a merger, unless the certificate of             thirds of all outstanding shares entitled to vote is
incorporation provides otherwise.                          required by Texas law to approve a merger. The
                                                           Articles of Incorporation of Future-Texas provide
                                                           that approval of only a majority of the shares
                                                           entitled to vote is necessary to approve a merger.

        The sale, lease, exchange or other                         Under Texas law, the sale, lease, exchange
disposition of all, or substantially all, of the           or other disposition of all, or substantially all, of the
property and assets of a Utah corporation, if not          property and assets of a corporation, if not made in
made in the usual and regular course of its business,      the usual and regular course of its business, requires
requires the approval of at least a majority of the        the approval of the holders of at least two-thirds of
votes entitled to be cast.                                 the outstanding shares of the corporation, unless the
                                                           articles of incorporation provide otherwise.  The
                                                           Articles of Incorporation of Future-Texas provide
                                                           that the approval of only a majority the shares
                                                           entitled to vote is necessary to approve a sale, lease,
                                                           exchange or other disposition of all or substantially
                                                           all of the property and assets of the corporation
                                                           when not made in the usual and regular course of
                                                           business.

        Under Utah law, an amendment to a                          Under Texas law, an amendment to the
corporation's articles of incorporation requires the       articles of incorporation requires the approval of the
approval of a majority of the votes entitled to be         holders of at least two-thirds of the outstanding
cast on the amendment.  In addition, Utah law              shares of the corporation and any class entitled to
requires the approval of a majority of the votes           vote thereon, unless a different amount, which may
entitled to be cast on the amendment by certain            not be less than a majority, is specified in the
affected voting groups.                                    articles of incorporation.  The Articles of
                                                           Incorporation of Future-Texas provide that the
                                                           approval of only a majority of the shares entitled to
                                                           vote is necessary to amend its Articles of
                                                           Incorporation.

        Under Utah law, the approval of a majority                 Texas law requires the approval of the
of the votes entitled to be cast is necessary to           holders of at least two-thirds of the outstanding
dissolve a corporation.                                    shares to approve a dissolution, unless a different
                                                           amount is specified in the articles of incorporation.
                                                           The Articles of Incorporation of Future-Texas
                                                           provide that the approval of only a majority of the
                                                           shares entitled to vote is necessary to dissolve the
                                                           corporation.

QUORUM AND VOTING REQUIREMENTS (UTAH)                      QUORUM AND VOTING REQUIREMENTS (TEXAS)

        Under Utah law, stockholders do not have                   Under Texas law, stockholders have the
the right to cumulate their votes in the election of       right to cumulate their votes in the election of
directors unless the articles of incorporation grant       directors unless the articles of incorporation provide
this right.                                                otherwise.  The Company's Articles of
                                                           Incorporation do not grant and Future-Texas'
                                                           Articles of Incorporation will deny stockholders the
                                                           right to cumulate their votes in the election of
                                                           directors.

        Utah law does not contain a provision                      Under Texas law, a majority of the shares
allowing a meeting to be adjourned when a quorum           present at a meeting of stockholders at which a
is not present.                                            quorum is not present may adjourn the meeting until
                                                           such time and to such places as determined by a
                                                           majority of the shares present at the meeting.

        Under Utah law, notice of the adjourned                    Consistent with Texas law, the Bylaws of
meeting must be given if the meeting is adjourned          Future-Texas state that no further notice of the
for more than 30 days or a new record date is fixed.       adjourned meeting need be given.

INSPECTION OF RECORDS (UTAH)                               INSPECTION OF RECORDS (TEXAS)

        Under Utah law, upon providing the                         Texas law allows a corporation's directors
corporation with at least five business days notice,       to inspect any of the corporation's books and
stockholders and directors are entitled to inspect         records for any purpose reasonably related to the
and copy the corporation's articles, bylaws, all           director's service as a director.  A stockholder may,
minutes of stockholder meetings and records of             under Texas law, inspect the corporation's books
stockholder action taken without a meeting for the         and records upon a written demand if he has been a
past three years, all written communications with          stockholder for at least six months or is the holder
stockholders for the past three years, a list of the       of at least five per cent of all of the corporation's
names and business addresses of the corporation's          outstanding shares.  Upon a written request, a Texas
officers and directors, the corporation's most recent      corporation must provide any stockholder its annual
annual report delivered to the Utah Division of            statements for its last fiscal year and most recent
Corporations and Commercial Code, and all                  interim statements, if any, which have been filed in
financial statements for periods ending during the         a public record or otherwise published.
last three years.  In addition, stockholders and
directors may, upon the making of a demand that is
given with at least five business days notice, is
made in good faith and for a proper purpose,
describes the purpose of the inspection and the
records to be inspected and is for records directly
connected with the purpose, inspect the following
books and records: minutes of any meeting or
records of any action taken by the stockholders (for
a meeting or action not occurring within the past
three years), the board of directors or a committee
of the board of directors, waiver of notices of any
meeting of the stockholders, board of directors or
committee of the board of directors, accounting
records of the corporation and a list of the
corporations stockholders.

SPECIAL MEETINGS (UTAH)                                    SPECIAL MEETINGS (TEXAS)

        Utah law authorizes the board of directors,                Texas law also authorizes the board of
holders of at least 10% of the shares entitled to vote     directors, holders of at least 10% of the shares
and other persons authorized by the bylaws to call a       entitled to vote and other persons authorized by the
special meeting of shareholders.                           bylaws to call a special meeting of shareholders.
                                                           Under Texas law the president of the corporation is
                                                           also given the right to call a special meeting of
                                                           shareholders.

INDEMNIFICATION OF DIRECTORS AND OFFICERS (UTAH)           INDEMNIFICATION OF DIRECTORS AND OFFICERS (TEXAS)

        After the Merger, the indemnification                      After the Merger, the indemnification
provisions of Utah law will apply to any act or            provisions of Texas law will apply to any act or
omission that occurs before the Effective Date.            omission that occurs after the Effective Date.

        SCOPE.  Under Utah law, a corporation is                   SCOPE.  Under Texas law, a corporation is
permitted to provide indemnification or                    also permitted to provide indemnification or
advancement of expenses against judgments,                 advancement of expenses against judgments,
penalties, fines, settlements and reasonable               penalties, fines, settlements and reasonable
expenses if the person acted in good faith, with the       expenses if the person acted in good faith, with the
reasonable belief that his conduct was at least not        reasonable belief that his conduct was at least not
opposed to the best interests of the corporation, and      opposed to the best interests of the corporation, and
in the case of a criminal proceeding, had no               in the case of a criminal proceeding, had no
reasonable cause to believe his conduct was                reasonable cause to believe his conduct was
unlawful. If the person is found liable to the             unlawful.  In addition, Texas law requires a person
corporation, or if the person is found liable on the       acting in his official capacity to have reasonably
basis that he received an improper personal benefit,       believed his conduct was in the corporation's best
no indemnification is available under Utah law.            interests in order for him to be eligible for
                                                           indemnification.  If the person is found liable to the
                                                           corporation, or if the person is found liable on the
                                                           basis that he received an improper personal benefit,
                                                           indemnification under Texas law is limited to the
                                                           reimbursement of reasonable expenses.  No
                                                           indemnification is available under Texas law if the
                                                           person is found liable for willful or intentional
                                                           misconduct.

        INSURANCE.  Utah law allows a corporation                  INSURANCE. Texas law also allows a
to purchase and maintain insurance on behalf of any        corporation to purchase and maintain insurance on
person who is or was a director, officer, employee         behalf of any person who is or was a director,
or agent of the corporation or any person who is or        officer, employee or agent of the corporation or any
was serving at the request of the corporation as a         person who is or was serving at the request of the
director, officer, employee or agent of another            corporation as a director, officer, employee or agent
corporation or enterprise against any liability            of another corporation or enterprise against any
asserted against such person and incurred by such          liability asserted against such person and incurred
person in such a capacity or arising out of his status     by such person in such a capacity or arising out of
as such a person, whether or not the corporation           his status as such a person, whether or not the
would otherwise have the power to indemnify him            corporation would otherwise have the power to
against that liability.                                    indemnify him against that liability.  Under Texas
                                                           law, a corporation may also establish and maintain
                                                           arrangements, other than insurance, to protect these
                                                           individuals, including a trust fund or surety
                                                           arrangement.

        STOCKHOLDER REPORT. Utah does not require                  STOCKHOLDER REPORT.  Texas law requires a
a stockholder report.                                      written report to the stockholders upon
                                                           indemnification or advancement of expense.

LIMITED LIABILITY OF DIRECTORS (UTAH)                      LIMITED LIABILITY OF DIRECTORS (TEXAS)

        Utah law permits a corporation to eliminate                Texas law also permits a corporation to
in its charter all monetary liability of a director to     eliminate in its charter all monetary liability of a
the corporation or its stockholders for conduct in         director to the corporation or its stockholders for
the performance of such director's duties.  However,       conduct in the performance of such director's
Utah law does not permit the limitation of liability       duties. Texas law does not permit any limitation of
for: (i) the amount of financial benefit received by a     the liability of a director for:  (i) breaching the duty
director to which he is not entitled; (ii) an              of loyalty to the corporation or its stockholders; (ii)
intentional infliction of harm on the corporation or       failing to act in good faith; (iii) engaging in
the stockholders; (iii) an unlawful distribution; or       intentional misconduct or a known violation of law;
(iv) an intentional violation of criminal law.             (iv) engaging in a transaction from which the
                                                           director obtains an improper benefit; or (v)
                                                           violating applicable statutes which expressly
                                                           provide for the liability of a director.  Accordingly,
                                                           certain actions of a director could result in monetary
                                                           liability of a director to the corporation in Utah but
                                                           not in Texas and vice-versa.

PROCEDURES FOR FILLING VACANT DIRECTORSHIPS (UTAH)         PROCEDURES FOR FILLING VACANT DIRECTORSHIPS
                                                           (TEXAS)
        Under Utah law, any vacancy occurring in
the board of directors may be filled by the                        Texas law also provides that any vacancy
stockholders or by the affirmative vote of a majority      occurring in the board of directors may be filled by
of the remaining directors, although less than a           the stockholders or by the affirmative vote of a
quorum, and a directorship to be filled by reason of       majority of the remaining directors, although less
an increase in the number of directors that is filled      than a quorum and that a directorship to be filled by
by the board of directors is for a term of office          reason of an increase in the number of directors that
continuing only until the next election of one or          is filled by the board of directors is for a term of
more directors by the stockholders.                        office continuing only until the next election of one
                                                           or more directors by the stockholders.  However,
                                                           under Texas law, the board of directors may not fill
                                                           more than two such directorships caused by an
                                                           increase in the number of directors during the
                                                           period between any two successive annual meetings
                                                           of stockholders.

BYLAW AMENDMENTS (UTAH)                                    BYLAW AMENDMENTS (TEXAS)

        Under Utah law, the board of directors may                 Texas law also provides that the board of
amend, repeal or adopt a corporation's bylaws              directors may amend, repeal or adopt a
unless the articles of incorporation reserve this          corporation's bylaws unless the articles of
power exclusively to the stockholders. Under Utah          incorporation reserve this power exclusively to the
law, if stockholders fix a greater quorum or voting        stockholders.  Under Texas law, in amending,
requirement for a bylaw provision, the bylaw               repealing or adopting a particular bylaw, the
provision fixing the greater quorum or voting              stockholders may expressly provide that the board
requirement may not be amended or repealed by the          of directors will not amend or repeal that bylaw.
board of directors.  The Articles of Incorporation of      The Articles of Incorporation of Future-Texas do
the Company do not restrict the ability of the Board       not restrict the ability of the Board of Directors to
of Directors to amend, repeal or adopt bylaws.             amend, repeal or adopt bylaws.



CERTAIN DIFFERENCES BETWEEN THE ARTICLES OF INCORPORATION AND BYLAWS OF THE COMPANY AND FUTURE-TEXAS



           The internal affairs of Future-Texas will be governed by its Articles of Incorporation and By-Laws. While the Articles of Incorporation and the Bylaws of Future-Texas are substantially identical to the Articles of Incorporation and Bylaws of Future, they differ in certain respects from the Company's Articles of Incorporation and Bylaws. These differences are primarily attributable to the differences in the Utah Act and the TBCA. See "--Significant Differences in Corporate Law of Utah and Texas." The Articles of Incorporation and Bylaws of Future-Texas are attached hereto as Exhibit III and IV, respectively. The provisions of the Articles of Incorporation of Future-Texas relating to the authorized number and classes of stock and the characteristics thereof and the management of the affairs of Future-Texas, however, are substantially identical to the corresponding provisions currently contained in the Articles of Incorporation of the Company. The Articles of Incorporation and Bylaws of Future-Texas are attached hereto as Exhibits III and IV, respectively. All descriptions herein concerning such documents are qualified in their entirety by reference to such documents.


PROCEDURE TO EXCHANGE CERTIFICATES

           At the Effective Time, each outstanding share of the Company's Common Stock, other than Common Stock as to which dissenter's rights have been properly asserted, will be converted into one share of New Common Stock and each share of the Company's Preferred Stock will be converted into one share of New Preferred Stock. Such conversion of shares will not result in any change in the present ownership of shares of stock of the Company. Outstanding stock certificates of Future will automatically be deemed to represent the same number of shares of Future-Texas as represented by the Future certificates prior to the Merger. All certificates of such Future shares, by virtue of the Merger and without any action on the part of the holders thereof, shall be deemed to represent a number of Future-Texas shares in an amount equal to the number of Future shares represented by the certificate immediately prior to the Effective Time, and each holder of a certificate representing any such Future shares shall thereafter have all of the rights and privileges of a holder of Future-Texas shares.

         STOCKHOLDERS OF FUTURE-TEXAS WILL NOT BE REQUIRED TO EXCHANGE THEIR FUTURE STOCK CERTIFICATES FOR FUTURE-TEXAS STOCK CERTIFICATES.

           Following the Merger, previously outstanding Future stock certificates may be delivered, in effecting sales, through a broker or otherwise, of shares of Future-Texas.

RIGHTS OF STOCKHOLDERS TO DISSENT

           Since the proposed reincorporation will be conducted through a merger, under Utah law, stockholders of the Company will have the right under
Part 13 of the Utah Act to dissent from the Merger and receive the fair market value of their shares in cash. In the event that a significant number of stockholders dissent or if the Company is required to commence a judicial or other proceeding to determine the fair value of a dissenter's shares, the Board of Directors may exercise its right in the Merger Agreement to terminate the Merger Agreement and abandon the Merger.

           Under Utah law, a holder of the Company's Common Stock or Preferred Stock who desires to dissent from the proposed Merger must not consent to the Merger. This Information Statement is accompanied by the Dissenters' Notice required by Section 16-10a-1322 of the Utah Act that must be sent to those stockholders who did not consent to the Merger. The Merger was authorized on _____________, 1999, by the Written Consent which will become effective on the Consent Effective Date.


           Stockholders who are given the Dissenter's Notice, who have not consented to the Merger and who wish to assert dissenters' rights must, by _________, 1999, and in accordance with the terms of the Dissenters' Notice, cause the Company to receive a payment demand and submit the certificates representing their shares to the Company's transfer agent (the "Transfer Agent"), as directed in the Dissenters' Notice. A stockholder giving such demand, who did not consent to the Merger, shall be entitled, if and when the Merger is effected, to be paid by the Company the fair value of his or her shares.


           Upon the later of the Effective Time and receipt by the Company of each payment demand, the Company shall pay the fair value (as determined by the Company) of the dissenter's shares, plus interest, to each dissenter who has timely deposited his or her certificates. If the dissenter is dissatisfied with the payment, the dissenter may, within 30 days after the Company made payment for his or her shares, notify the Company in writing of his or her own estimate of the fair value of his or her shares and demand payment of the estimated amount, plus interest, less the payment already made (a "Second Demand"). The dissenter may also deliver such notice to the Company if the Company fails to make payment within 60 days after the deadline to receive payment demands or if the Merger is not consummated by the Company and the Company fails to return the dissenter's deposited certificates. If a Second Demand for payment remains unresolved, the Company must commence a proceeding within 60 days after receiving the dissenter's Second Demand to petition the district court in the county where the Company's registered office in Utah is located to determine the fair value of the shares, including interest. If the Company does not commence such a proceeding within the 60-day period, it must pay each dissenter whose Second Demand remains unresolved the amount demanded.

           The above summary with respect to the rights of the Company and the stockholders to object and demand payment for their shares does not purport to be complete and is qualified in its entirety by reference to the provisions of
Part 13 of the Utah Act, a copy of which is attached hereto as Exhibit 1.

FAILURE TO COMPLY WITH ANY OF THE PROCEDURAL REQUIREMENTS OF PART 13 OF THE UTAH ACT MAY RESULT IN A TERMINATION OR WAIVER OF DISSENTERS' RIGHTS UNDER PART 13.


FEDERAL INCOME TAX CONSEQUENCES


           The Company believes the Merger will be a non-taxable transaction for federal income tax purposes. This means, among other things that:

           (i) Holders of the Company's Common Stock and Preferred Stock will not recognize any gain or loss on the conversion of their shares of Company Common Stock into shares of Future-Texas Common Stock and Future-Texas Preferred Stock, respectively.

           (ii) A stockholder's tax basis in the shares of Future-Texas Common Stock and Future-Texas Preferred Stock received in the Merger will be the same as the stockholder's tax basis in his shares of the Company's Common Stock and Preferred Stock, respectively.

           (iii) A stockholder's holding period for shares of Future-Texas Common Stock and Future-Texas Preferred Stock received in the Merger will include the holding period for his shares of the Company's Common Stock and Preferred Stock, respectively, provided such Company Common Stock and Preferred Stock was held as a capital asset on the effective date of the Merger.

           (iv) Future-Texas will not recognize gain or loss from the issuance of its stock pursuant to the Merger.

           The above summary of the tax effects of the Merger relates only to federal income tax consequences. Stockholders are advised to consult their own tax advisors with regard to tax consequences of the Merger under other jurisdictions.

                              CONSENT ACTION NO. 2

           INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK

           Article III of the Company's Articles of Incorporation currently authorizes the Company to issue up to 30,000,000 shares of Common Stock and 200,000 shares of preferred stock. The Articles of Incorporation of Future-Texas provide for 125 million shares of capital stock, of which 120 million are common stock and 5 million are preferred stock. All newly authorized shares will have the same rights as the presently authorized shares, including the right to cast one vote for each share held of record on all matters submitted to a vote of stockholders and, subject to the rights of the holders of preferred stock, to participate in dividends when and to the extent declared and paid. Holders of Common Stock do not have preemptive rights and are not entitled to cumulate votes for the election of directors.


           Adoption of the increase in authorized Common Stock will be effected automatically as part of the reincorporation Merger. Under Utah law, the amendment to the articles of incorporation required the consent of at least a majority of the issued and outstanding shares of Common Stock and, on an as converted basis, the Preferred Stock, voting together as a single class. The Articles of Incorporation of Future-Texas, attached hereto as Exhibit III, provide that Future-Texas shall be authorized to issue 120 million shares of common stock and 5 million shares of preferred stock. Accordingly, the increase in authorized capital stock will become effective at the Effective Time of the Merger. See "Consent Action No. 1--Approval of Change in the Company's State of Incorporation from Utah to Texas."



           At the close of business on the Record Date, the Company had 22,326,066 shares of Common Stock outstanding, 26,000,000 shares reserved for issuance upon conversion of the Preferred Stock and approximately 1,012,844 shares reserved for issuance pursuant to stock options granted to employees and warrants. Accordingly, the Company currently does not have a sufficient number of shares of Common Stock authorized for conversion or exercise of currently outstanding derivative securities, including the Preferred Stock. The holders of the outstanding Preferred Stock have agreed not to convert the outstanding Preferred Stock into Common Stock owned by them until the Company causes the increase in the number of authorized shares.


           In the event that the Board of Directors elects to exercise its right in the Merger Agreement to terminate the Merger Agreement and abandon the Merger, the authorized capital of the Company will be increased by filing an Article of Amendment to the Company's Articles of Incorporation with the Utah Division of Corporations and Commercial Code. If the Merger is abandoned, the first sentence of Article III of the Articles of Incorporation of the Company, will be amended to read as follows:

                     "The Corporation shall have the authority to issue 125,000,000 shares, of which 5,000,000 shares shall be preferred stock, $.01 par value ("Preferred Stock"), and 120,000,000 shares shall be common stock, $.01 par value ("Common Stock")."


           The Board of Directors of the Company believes the increase in the authorized shares of capital stock is in the best interests of the Company and its stockholders. In addition to providing the requisite number of shares of Common Stock for issuance upon conversion or exercise of currently outstanding derivative securities, the increase will provide the Company with needed flexibility to act with respect to possible future financings, investment opportunities, acquisitions, stock dividends, stock issuances under employee stock option grants and for other corporate purposes without the delay and expense involved in obtaining stockholder approval each time an event requiring the issuance of shares may arise.



           Other than fulfilling the Company's obligations to issue stock pursuant to the conversion of the Preferred Stock and exercise of outstanding options and warrants, the Company is not currently obligated to issue any additional shares of Common Stock. As described under "Security Ownership--Possible Issuance of Additional Equity," the Company is currently negotiating to issue additional equity to a group of institutional investors. The Company's issuance of additional shares of Common Stock may dilute the equity ownership position of current holders of Common Stock. The Company's Board of Directors generally may issue the additional authorized shares of Common Stock without further stockholder approval. In some instances, stockholder approval for the issuance of additional shares may be required by law or by any exchange on which the Company's securities may be listed.

           The availability of authorized but unissued shares of Common Stock might be deemed to have the effect of preventing or discouraging an attempt by another person to obtain control of the Company, because the additional shares could be issued by the Board of Directors, which could dilute the stock ownership of such person. Other than as described herein, the Company has no plans for such issuances and the increase in authorized Common Stock is not being made in response to any known effort to acquire control of the Company.

                              CONSENT ACTION NO. 3

              CHANGE OF THE COMPANY'S NAME TO BARGO ENERGY COMPANY

           The Board of Directors of Future believes that changing the Company's name to Bargo Energy Company is in the best interest of the Company and its stockholders. The name "Bargo Energy Company" has name recognition more associated with the Company's current management, most of whom are former employees of Bargo Energy Resources, Ltd. and its affiliates.


           Adoption of the name change required the consent of at least a majority of the issued and outstanding shares of Common Stock and, on an as converted basis, the Preferred Stock, voting together as a single class. The Articles of Incorporation of Future-Texas, attached hereto as Exhibit III, will provide that the name of the surviving corporation in the Merger shall be "Bargo Energy Company." Accordingly, the name change will become effective at the Effective Time of the Merger. See "Consent Action No. 1--Approval of a Change in the Company's State of Incorporation from Utah to Texas."


           In the event that the Board of Directors elects to exercise its right in the Merger Agreement to terminate the Merger Agreement and abandon the Merger, the name of the Company will be changed to Bargo Energy Company by filing an Article of Amendment to the Company's Articles of Incorporation with the Utah Division of Corporations and Commercial Code. In the event that an Article of Amendment is filed to change the Company's name, the symbol under which the Company's Common Stock is traded on the OTC Bulletin Board will be changed to reflect the Company's new name. If the Merger is abandoned, the text of Article I of the Articles of Incorporation of the Company, will be amended to read as follows:


             "The name of the Corporation is Bargo Energy Company."

                                LIST OF EXHIBITS




Exhibit I               Utah Revised Business Corporation Act, Part 13

Exhibit II              Merger Agreement

Exhibit III             Articles of Incorporation of Future-Texas

Exhibit IV              Bylaws of Future-Texas

                                EXHIBIT I

                    UTAH REVISED BUSINESS CORPORATION ACT

                      PART 13.  DISSENTERS' RIGHTS

16-10a-1301 DEFINITIONS.  -- For purposes of Part 13:
     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.
     (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.
     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.
     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.
     (7) "Shareholder" means the record shareholder or the beneficial shareholder.

16-10a-1302 RIGHT TO DISSENT. -- (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:
     (a) consummation of a plan of merger to which the corporation is a party if:
     (i)     shareholder approval is required for the merger by
Section 16-10a-1103 or the articles of incorporation; or
     (ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;
     (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
     (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and
     (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-
1202(2).
     (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.
     (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:
     (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;
     (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or
     (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
     (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:
     (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;
     (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal
Securities Exchange Act of 1934, as amended, or on the National
Market System of the National Association of Securities Dealers
Automated Quotation System, or will be held of record by more than 2,000 shareholders;
     (c)     cash in lieu of fractional shares; or
     (d)     any combination of the shares described in Subsection
     (4), or cash in lieu of fractional shares.
     (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1303     DISSENT BY NOMINEES AND BENEFICIAL OWNERS. --(1)  A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.
     (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:
     (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
     (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.
     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

16-10a-1320     NOTICE OF DISSENTERS' RIGHTS. -- (1)  If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting.
The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.
     (2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

16-10a-1321     DEMAND FOR PAYMENT-ELIGIBILITY AND NOTICE OF INTENT. -- (1)
If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:
     (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and
     (b) may not vote any of his shares in favor of the proposed action.
     (2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.
     (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
     (4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

16-10a-1322     DISSENTERS' NOTICE. -- (1)  If a proposed corporate action creating dissenters' rights under Section 16-10a- 1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.
     (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

     (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;
     (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;
     (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
     (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;
     (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;
     (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and
     (g)     be accompanied by a copy of this part.

16-10a-1323     PROCEDURE TO DEMAND PAYMENT. --(1)  A shareholder who is
given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:
     (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;
     (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and
     (c) if required by the corporation in the dissenters' notice described in Section 16-10a-1322, as contemplated by
Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.
     (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.
     (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10a-1324     UNCERTIFICATED SHARES. -- (1)  Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.
     (2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

16-10a-1325 PAYMENT. -- (1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenters' shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.
     (2)     Each payment made pursuant to Subsection (1) must be
accompanied by:
     (a) (i) (A)     the corporation's balance sheet as of the end of
its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;
     (B)     an income statement for that year;
     (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders;
and
     (D)     the latest available interim financial statements, if
any;
     (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;
     (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;
     (c) a statement of the dissenter's right to demand payment under Section 16-10a-1328; and
     (d)     a copy of this part.

16-10a-1326     FAILURE TO TAKE ACTION. -- (1)  If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 116-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.
     (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322 and the provisions of Sections 16-10a-
1323 through 16-10a-1328 shall again be applicable.

16-10a-1327     SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER
ANNOUNCEMENT OF PROPOSED CORPORATE ACTION. -- (1) A corporation may, with the dissenters' notice given pursuant to Section 16-10a-1302, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of the demand.
     (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

16-10a-1328 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.
- -- (1) A dissenter who has not accepted an offer made by a corporation under Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:
     (a)     the dissenter believes that the amount paid under
Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;
     (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or
     (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-
1326.
     (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection (1) within 30 days after the corporation made or offered payment for his shares.

16-10a-1330     JUDICIAL APPRAISAL OF SHARES -COURT ACTION. -- (1)  If a
demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.
     (2) The corporation shall commence the proceeding described in Subsection (1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.
     (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328,
whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.
     (4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:
     (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or
     (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

16-10a-1331     COURT COSTS AND COUNSEL FEES. -- (1)  The court in an
appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.
     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
     (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or
     (b) against either the corporation or one or more dissenters, in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.
     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                              EXHIBIT II

=======================================================================


                      AGREEMENT AND PLAN OF MERGER

                                between


                     Future Petroleum Corporation
                          (a Utah corporation),



                                  and


                          FPT Corporation
                        (a Texas corporation),











                          ___________, 1999



=======================================================================

                     AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement"), is made and entered into as of this _____ day of ___________, 1999, between Future Petroleum Corporation, a Utah corporation (the "Company") and FPT Corporation, a Texas corporation and a wholly owned subsidiary of the Company ("Merger-Sub").


                                RECITALS

     WHEREAS, the respective Boards of Directors of the Company and Merger-Sub have determined that, subject to the terms and conditions hereinafter set forth, it is advisable and to their respective stockholders' mutual advantage and benefit to adopt a plan, whereby the Company will merge with and into Merger-Sub (the "Merger") pursuant to this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, agreements, and conditions herein contained, the parties hereto agree as follows:

          ARTICLE I.  THE MERGER; CLOSING; EFFECTIVE TIME

     Section 1.1 THE MERGER. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.3), the Company shall be merged with and into Merger-Sub and the separate corporate existence of the Company shall thereupon cease. Merger-Sub shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation") and shall continue to be governed by the laws of the State of Texas, and the separate corporate existence of Merger-Sub, with all of its rights, privileges, immunities, and franchises shall continue unaffected by the Merger. The Merger shall have the effects specified in the Utah Revised Business Corporations Act ("Utah Act") and in the Texas Business Corporations Act ("TBCA") with respect to the Company and Merger-Sub.

     Section 1.2 EFFECTIVE TIME. The Company and Merger-Sub will cause articles of merger ("Articles of Merger"), attached hereto as Exhibit A, to be signed and then filed with the Utah Division of Corporations and Commercial Code and the Secretary of State of Texas as provided in the Utah Act and TBCA. The Merger shall become effective upon the later of the filing of Articles of Merger with Utah Division of Corporations and Commercial Code pursuant to Section 16-10a-1105 of the Utah Act and with the Secretary of State of Texas pursuant to Article 5.04 of the TBCA or at such other time as is specified in the Articles of Merger, and such time is hereinafter referred to as the "Effective Time."

     Section 1.3 SUBSEQUENT ACTIONS. Upon the Merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the Company shall be transferred to, vested in and devolve upon the Surviving Corporation without further act or deed and all property, rights and every other interest of the Surviving Corporation and the Company shall be as effectively the property of the Surviving Corporation as they were of the Surviving Corporation and the Company, respectively. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances, or any other actions or things are necessary or desirable to vest, perfect, or confirm of record or otherwise in the Surviving Corporation its right, title, or interest in, to, or under any of the rights, properties, or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of or in connection with the Merger, or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or otherwise, all such deeds, bills of sale, assignments, and assurances, and to take and do, in the name and on behalf of the Company or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect, or confirm any and all right, title, and interest in, to, and under such rights, properties, or assets in the Surviving Corporation or otherwise to carry out this Agreement.

               ARTICLE II.  ARTICLES OF INCORPORATION AND
                 BY-LAWS OF THE SURVIVING CORPORATION

     Section 2.1     THE ARTICLES OF INCORPORATION.

     (a) Merger-Sub's Articles of Incorporation. The Articles of Incorporation of Merger-Sub, attached hereto as Exhibit B, in effect at the Effective Time shall be the Articles of Incorporation of the Surviving Corporation, until duly amended in accordance with the terms thereof and the TBCA.

     (b) Amendments to Articles of Incorporation of Merger-Sub. The Articles of Merger shall amend Article One of the Articles of Incorporation of Merger-Sub to change Merger-Sub's name to "Bargo Energy Company."

     Section 2.2 The By-Laws. The By-Laws of Merger-Sub, attached hereto as Exhibit C, in effect at the Effective Time shall be the By-Laws of the Surviving Corporation, until duly amended in accordance with the terms thereof and the TBCA.

                ARTICLE III.  OFFICERS AND DIRECTORS
                    OF THE SURVIVING CORPORATION

     Section 3.1 OFFICERS AND DIRECTORS. The directors of Merger-Sub at the Effective Time, from and after the Effective Time, shall be the directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with the Surviving Corporation's Articles of Incorporation and By-Laws. The officers of Merger-Sub at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their successors have been duly appointed or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Bylaws.

             ARTICLE IV.  CONVERSION OR CANCELLATION
                    OF SHARES IN THE MERGER

     Section 4.1     CONVERSION OR CANCELLATION OF SHARES.

     (a) Conversion of Shares of the Company. At the Effective Time, each share of common stock, $.01 par value, of the Company ("Company Common Stock") issued and outstanding immediately prior to the Effective Time other than shares as to which appraisal rights shall have been perfected and not withdrawn or otherwise forfeited under the Utah Act, by virtue of the Merger and without any action on the part of the holder thereof, shall be converted into the right to receive one share of common stock, $.01 par value per share, of Merger-Sub ("New Common Stock") and each share of preferred stock of the Company ("Company Preferred Stock") issued and outstanding immediately prior to the Effective Time (the Company Common Stock and Company Preferred Stock issued and outstanding immediately prior to the Effective Time are herein referred to, as the context requires, as the "Canceled Shares"), other than shares as to which appraisal rights shall have been perfected and not withdrawn or otherwise forfeited under the Utah Act, by virtue of the Merger and without any action on the part of the holder thereof, shall be converted into the right to receive one share of preferred stock, $.01 par value per share, of Merger-Sub ("New Preferred Stock") (the New Common Stock and New Preferred Stock set forth in this subsection are herein referred to, as the context requires, as the "Merger Consideration"). All such Canceled Shares, by virtue of the Merger and without any action on the part of the holders thereof, shall be canceled and cease to be issued and outstanding. All certificates of such Canceled Shares, by virtue of the Merger and without any action on the part of the holders thereof, shall be deemed to represent a number of shares of either New Common Stock or New Preferred Stock in an amount equal to the number of shares of Company Common Stock or Company Preferred Stock represented by the certificate immediately prior to the Effective Time, and each holder of a certificate representing any such Canceled Shares shall thereafter have all of the rights and privileges of a holder of New Common Stock or New Preferred Stock and cease to have any rights with respect to such Canceled Shares.

     (b) Cancellation of Shares of Merger-Sub. At the Effective time, each share of common stock of Merger-Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be canceled and case to be issued and outstanding.

     Section 4.2 TRANSFER OF SHARES AFTER THE EFFECTIVE TIME. Transfers of Canceled Shares shall be made on the stock transfer books of the Surviving Corporation at or after the Effective Time as if such certificates represented shares of New Common Stock or New Preferred
Stock.  However, upon presenting a certificate representing Canceled
Shares to Merger-Sub's transfer agent, such certificate shall be canceled and a new certificate representing the number of shares of New Common Stock or New Preferred Stock previously represented by the certificate for the Canceled Shares shall be issued.

     Section 4.3 DISSENTING STOCKHOLDERS. Each share of Company Common Stock or Company Preferred Stock with respect to which the holder thereof is entitled to an appraisal pursuant to Part 13 of the Utah Act ("Dissenting Shares") shall be converted into the right to receive such consideration as may be determined to be due to such holder pursuant to Sections 16-10a-1325 and 16-10a-1330 of the Utah Act unless such holder shall have effectively withdrawn or forfeited such right to appraisal, at which time such Company Common Stock or Company Preferred Stock shall be converted into and represent a right to receive the Merger
Consideration in respect thereof in accordance with Section 4.1 hereof.

               ARTICLE V.  CONDITIONS TO THE CLOSING

     Section 5.1 STOCKHOLDER APPROVAL. The consummation of the Merger is subject to the approval, at or prior to the Effective Time, of the holders of at least a majority of the outstanding voting power of the Company and the sole stockholder of Merger-Sub in accordance with applicable law and the governing documents of the Company and Merger-
Sub.

                     ARTICLE VI.  TERMINATION

     Section 6.1 TERMINATION. Notwithstanding anything herein or elsewhere to the contrary, this Agreement may be terminated by the Company at any time prior to the Effective Time, regardless of whether this Agreement has been approved by the stockholders of the Company.

              ARTICLE VII.  MISCELLANEOUS AND GENERAL

     Section 7.1 HEADINGS. The Section headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     Section 7.2 ENTIRE AGREEMENT. This Agreement (including exhibits hereto) embodies the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior written or oral commitments, arrangements or understandings with respect thereto. There are no restrictions, agreements, promises, warranties, covenants or undertakings with respect to the transactions contemplated hereby other than those expressly set forth herein or therein.

     Section 7.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

     Section 7.4 SEVERABILITY. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provisions of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

     Section 7.5 CONSTRUCTION. Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural.

     Section 7.6 REFERENCES. Unless otherwise specified, references in this Agreement to "Sections", "Subsections" or Articles" refer to the sections, subsections or articles in this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        FPT CORPORATION,
                                        a Texas corporation


                                        By:
                                        Name:     Tim J. Goff
                                        Title:     President

                                        FUTURE PETROLEUM CORPORATION,
                                        a Utah corporation


                                        By:
                                        Name:     Tim J. Goff
                                        Title:     President

                                                  Exhibit A-1
                           ARTICLES OF MERGER
                                   OF
                      FUTURE PETROLEUM CORPORATION
                             WITH AND INTO
                            FPT CORPORATION


     Pursuant to the provisions of Article 5.04 of the Texas Business Corporation Act, the undersigned corporations adopt the following
Articles of Merger for the purpose of merging Future Petroleum
Corporation into FPT Corporation and certify as follows:

4. The name and state of incorporation of each corporation that is a party to the merger is:

     NAME                                        STATE

     Future Petroleum Corporation                Utah
     FPT Corporation                             Texas

5.   The surviving corporation of the merger is FPT Corporation.

6. A Plan of Merger has been approved by the directors and shareholders of each such corporation.

7. Article One of the Articles of Incorporation of the surviving corporation shall be amended to change the name of the surviving corporation to Bargo Energy Company as follows:

          "The name of the Corporation is Bargo Energy Company."

8. An executed Plan of Merger is on file at the principal place of business of the surviving corporation, which place of business is located at 700 Louisiana, Suite 3700, Houston, Texas 77002.

9. A copy of the Plan of Merger will be furnished by the surviving corporation on written request and without cost to any shareholder of each corporation that is a party to the merger.

10. As to FPT Corporation, the Texas corporation, the total number of shares outstanding, voted for and against the Plan of Merger is as set forth below. There were no classes of shares entitled to vote thereon separately as a class.

                              TOTAL          TOTAL          TOTAL VOTED
     NAME OF CORPORATION     SHARES        VOTED FOR          AGAINST

     FPT Corporation           1               1                 0


11. As to Future Petroleum Corporation, the Utah corporation, the plan of merger was duly authorized and approved by all action required by the laws of the State of Utah, the state of incorporation, and by its constituent documents. The total number of shares outstanding, voted for and against the Plan of Merger is as set forth below. There were no classes of shares entitled to vote thereon separately as a class.

                                  TOTAL       TOTAL      TOTAL VOTED
     NAME OF CORPORATION         SHARES     VOTED FOR       AGAINST
     Future Petroleum
        Corporation            48,320,066   45,565,562         0


12. The surviving corporation will be responsible for the payment of all fees and franchise taxes and will be obligated to pay such fees and franchise taxes if the same are not timely paid.

13. The merger will become effective on __________, 1999, at ______ a.m. in accordance with the provisions of Article 10.03 of the Texas Business Corporations Act.

Date:  _____________, 1999

                                        FUTURE PETROLEUM CORPORATION



                                        By:
                                        Tim J. Goff, President


                                        FPT CORPORATION



                                        By:
                                        Tim J. Goff, President

                                                      Exhibit A-2

                           ARTICLES OF MERGER
                                    OF
                       FUTURE PETROLEUM CORPORATION
                              WITH AND INTO
                            FPT CORPORATION


     Pursuant to the provisions of Section 16-10a-1107 of the Utah Revised Business Corporation Act, the undersigned corporations adopt the following Articles of Merger for the purpose of merging Future Petroleum Corporation into FPT Corporation and certify as follows:

14. The name and state of incorporation of each corporation that is a party to the merger is:

      NAME                                          STATE

      Future Petroleum Corporation                  Utah
      FPT Corporation                               Texas

15.   The surviving corporation of the merger is FPT Corporation.

16. A Plan of Merger, attached hereto as Exhibit A, has been approved by the directors and shareholders of each such corporation.

17. The principal place of business of the surviving corporation is located at 700 Louisiana, Suite 3700, Houston, Texas 77002.

18. As to FPT Corporation, the Texas corporation, the merger is permitted by and plan of merger was duly authorized and approved by all action required by the laws of the State of Texas, the state of incorporation, and by its constituent documents. The total number of shares outstanding and entitled to vote, voted for and against the Plan of Merger is as set forth below. There were no classes of shares entitled to vote thereon separately as a class.

                                 TOTAL      TOTAL           TOTAL VOTED
      NAME OF CORPORATION       SHARES    VOTED FOR            AGAINST

      FPT Corporation             1           1                  0

19. As to Future Petroleum Corporation, the Utah corporation, the total number of shares outstanding and entitled to vote, voted for and against the Plan of Merger is as set forth below. There were no voting groups entitled to vote thereon separately as a voting group.

                                 TOTAL       TOTAL           TOTAL VOTED
      NAME OF CORPORATION       SHARES      VOTED FOR            AGAINST

      Future Petroleum
        Corporation           48,320,066    45,565,562             0

20. The merger will become effective on __________, 1999, at ______ a.m.

Date:  _____________, 1999

                                        FUTURE PETROLEUM CORPORATION



                                        By:
                                        Tim J. Goff, President


                                        FPT CORPORATION



                                        By:
                                        Tim J. Goff, President

                              Exhibit III

                       ARTICLES OF INCORPORATION

                                 OF

                           FPT CORPORATION


     The undersigned, natural person of the age of eighteen years or more, acting as incorporator of a corporation (the "Corporation") under the Texas Business Corporation Act (the "Act"), hereby adopts the following Articles of Incorporation for the Corporation.


                             ARTICLE ONE

                               NAME

     The name of the Corporation is FTP Corporation.


                             ARTICLE TWO

                              DURATION

     The period of the Corporation's duration is perpetual.


                            ARTICLE THREE

                              PURPOSE

     The purpose for which the Corporation is organized is to engage in the transaction of any lawful business for which a corporation may be incorporated under the Act.


                            ARTICLE FOUR

                         AUTHORIZED SHARES

     SECTION 1. The aggregate number of shares which the Corporation will have authority to issue is 125,000,000 of which 120,000,000 will be shares of common stock, par value $0.01 per share ("Common Stock"), and 5,000,000 will be shares of preferred stock, par value $0.01 per share ("Preferred Stock").

     SECTION 2. The board of directors shall have authority to establish series of Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series, each of which is to have a distinctive serial designation as determined in the resolution or resolutions of the board of directors providing for the issuance of such Preferred Stock from time to time.

     SECTION 3.  Each series of Preferred Stock:
          (a)     may have such number of shares;

          (b) may have such voting powers, full or limited, or may be without voting powers;

          (c) may be subject to redemption at such time or times and at such price;

          (d) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, from such date or dates, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

          (e) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

          (f) may be made convertible into, or exchangeable for, shares of any other class or classes, or of any other series of the same or any other class or classes, of stock of the Corporation at such price or prices or at such rates of exchange, and with such adjustments;

          (g) may be entitled to the benefit of a sinking fund or purchase fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

          (h) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issuance of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition of any class of stock by the Corporation; and

          (i) may have such other relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof;

as in such instance is stated in the resolution or resolutions of the board of directors providing for the issuance of such Preferred Stock. Except where otherwise set forth in such resolution or resolutions, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the board of directors.

     SECTION 4. Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes will have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock created by resolution or resolutions of the board of directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the board of directors providing for the issuance of any series of Preferred Stock and to any filing required by law.

    SECTION 5. (a) Except as otherwise provided by law or by the resolutions of the board of directors providing for the issuance of any series of Preferred Stock, Common Stock will have the exclusive right to vote for the election of directors and for all other purposes. Each holder of Common Stock will be entitled to one vote for each share held. The right of cumulative voting is hereby specifically denied.

               (b) Except as otherwise provided by law or by the resolutions of the board of directors providing for the issuance of any series of Preferred Stock, the right of class voting is denied.

               (c) Subject to all of the rights of Preferred Stock or any series thereof, the holders of Common Stock will be entitled to receive, when, as and if declared by the board of directors, out of funds legally available therefor, dividends payable in cash, in stock or otherwise.

               (d) Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, and after the holders of Preferred Stock of each series have been paid in full the amounts to which they respectively are entitled or a sum sufficient for such payment in full has been set aside, the remaining net assets of the Corporation will be distributed pro rata to the holders of Common Stock in accordance with their respective rights and interests to the exclusion of the holders of Preferred Stock.


                           ARTICLE FIVE

             RESTRICTION ON COMMENCEMENT OF BUSINESS

     The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of a stated sum which will be at least One Thousand Dollars ($1,000.00), consisting of money, labor done or property actually received.


                           ARTICLE SIX

             REGISTERED OFFICE AND REGISTERED AGENT

     The street address of the initial registered office of the Corporation is:

                   700 Louisiana, Suite 3700
                   Houston, Texas  77002

     The name of the initial registered agent of the Corporation at such address is:

                   Mary Elizabeth Vanderhider


                          ARTICLE SEVEN

                       BOARD OF DIRECTORS

     SECTION 1. Initial Board of Directors. The initial Board of Directors will consist of seven members. The Board of Directors will be divided into three classes, as nearly as equal in number as possible. The entire board of directors shall be elected at the 1999 annual meeting of shareholders, with the term of office of the first class to expire at the 2000 annual meeting of shareholders, the term of the second class to expire at the 2001 annual meeting of shareholders, and the term of the third class to expire at the 2002 annual meeting of shareholders, and with the members of each class to hold office until their successors have been elected and qualified. At each annual meeting of shareholders following such initial classification and election at the 1999 annual meeting of shareholders, directors elected to succeed those directors whose terms expire shall hold office until the third succeeding annual meeting of shareholders after their election and until their successor shall have been duly elected and qualified. The names and addresses of the persons who will serve as directors of the Corporation until the first annual meeting of shareholders, or until their successors are elected and qualified, are:

          NAME                              ADDRESS

CLASS I

     Mary Elizabeth Vanderhider          700 Louisiana, Suite 3700
                                         Houston, Texas  77002

     Kimberly G. Seekely                 700 Louisiana, Suite 3700
                                         Houston, Texas  77002

CLASS II

     Thomas Barrow                       Post Office Box 2588
                                         Longview, Texas  75606

     D. Martin Phillips                  1100 Louisiana, Suite 3150
                                         Houston, Texas  77002

CLASS III

     Tim J. Goff                         700 Louisiana, Suite 3700
                                         Houston, Texas  77002

     B. Carl Price                       700 Louisiana, Suite 3700
                                         Houston, Texas  77002

     Gary R. Petersen                    1100 Louisiana, Suite 3150
                                         Houston, Texas  77002

     SECTION 2. NUMBER AND QUALIFICATION. The number and qualifications of directors constituting the Board of Directors of the Corporation will be fixed or determined in the manner provided in the Bylaws of the Corporation. The number of directors may be increased or decreased from time to time in the manner set forth in the Bylaws of the Corporation.

                            ARTICLE EIGHT

                   Provisions for Regulation of the
                 INTERNAL AFFAIRS OF THE CORPORATION

     Provisions for the regulation of the internal affairs of the Corporation will include the following, but such enumeration is not in limitation of the power of the shareholders or the Board of Directors to formulate in the Bylaws, by resolution, or any other proper manner any other lawful provision not inconsistent with law or these articles:

     SECTION 1. VOTING. Except as stated in the resolution or resolutions of the board of directors establishing any series of Preferred Stock, each outstanding share, regardless of class, will be entitled to one vote on each matter submitted to a vote of shareholders. At each election of directors every shareholder entitled to vote at such election will be entitled to vote, in person or by proxy, the number of shares owned by him for each director for whose election he has a right to vote. The right of shareholders to cumulate votes in the election of directors is expressly denied.

     SECTION 2. BYLAWS. The Board of Directors will adopt the initial Bylaws, and from time to time may alter, amend or repeal the Bylaws or adopt new Bylaws; but the shareholders from time to time may alter, amend or repeal any Bylaws adopted by the Board of Directors or may adopt new Bylaws.

     SECTION 3. DENIAL OF PREEMPTIVE RIGHTS. The shareholders of the Corporation will not have the preemptive right to acquire additional, unissued or treasury shares of the Corporation, or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares.

     SECTION 4. VOTING REQUIREMENTS FOR CERTAIN CORPORATION ACTIONS. With respect to any action which may be taken by the shareholders where the Act requires greater than a majority vote, such action shall require only the concurrence of a majority of the shares entitled to vote.

     SECTION 5. CONSENTS IN LIEU OF MEETINGS. Any action required by the Act to be taken or which may be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent (or consents) in writing, setting forth the action to be taken, is signed by the holders or holder of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. In order to be effective, such consent or consents shall comply with all requirements of the Act.

     SECTION 6. LIMITATION OF LIABILITY OF DIRECTORS. No director of the Corporation shall be liable to the Corporation or its shareholders for monetary damages for an act or omission in such director's capacity as a director except for (i) a breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) an act or omission not in good faith that constitutes a breach of duty to the Corporation or an act or omission involving intentional misconduct or a knowing violation of the law, (iii) a transaction from which the director received an improper benefit (whether or not the benefit resulted from an action taken within the scope of the director's office), or (iv) an act or omission for which the liability of the director is expressly provided by applicable statute.

                           ARTICLE NINE

                        BUSINESS COMBINATION LAW

     The Corporation elects not to be governed by the Business
Combination Law, Part 13 of the Act, or any successor statute of like tenor.


                           ARTICLE TEN

                          INCORPORATOR

     The name and the address of the incorporator of the Corporation is:

          NAME                              ADDRESS

     Daniel Lloyd                      Butler & Binion, L.L.P.
                                       1000 Louisiana, Suite 1600
                                       Houston, Texas  77002


     In order to evidence the foregoing, I have signed these Articles of Incorporation on this 26th day of January, 1999.




                                   /s/ Daniel Lloyd
                                   _____________________________
                                       Daniel Lloyd

                              Exhibit IV

                              BYLAWS OF

                           FPT CORPORATION

                           (the "Company")


                             ARTICLE I.

                             OFFICES

     SECTION 1.1 OFFICES. The principal business office of the Company shall be in Houston, Texas. The Company may have such other business offices within or without the State of Texas as the board of directors may from time to time establish.

                              ARTICLE II

                             Capital Stock

     SECTION 2.1 CERTIFICATE REPRESENTING SHARES. Shares of the capital stock of the Company shall be represented by certificates in such form or forms as the board of directors may approve, provided that such form or forms shall comply with all applicable requirements of law or of the articles of incorporation. Such certificates shall be signed by the president or a vice president, and by the secretary or an assistant secretary, of the Company and may be sealed with the seal of the Company or imprinted or otherwise marked with a facsimile of such seal. The signature of any or all of the foregoing officers of the Company may be represented by a printed facsimile thereof. If any officer whose signature, or a facsimile thereof, shall have been set upon any certificate shall cease, prior to the issuance of such certificate, to occupy the position in right of which his signature, or facsimile thereof, was so set upon such certificate, the Company may nevertheless adopt and issue such certificate with the same effect as if such officer occupied such position as of such date of issuance; and issuance and delivery of such certificate by the Company shall constitute adoption thereof by the Company. The certificates shall be consecutively numbered, and as they are issued, a record of such issuance shall be entered in the books of the Company.

     SECTION 2.2 STOCK CERTIFICATE BOOK AND SHAREHOLDERS OF RECORD. The secretary of the Company shall maintain, among other records, a stock certificate book, the stubs which shall set forth the names and addresses of the holders of all issued shares of the Company, the number of shares held by each, the number of certificates representing such shares, the date of issue of such certificates, and whether or not such shares originate from original issue or from transfer. The names and addresses of shareholders as they appear on the stock certificate book shall be the official list of shareholders of record of the Company for all purposes. The Company shall be entitled to treat the holder of record of any shares as the owner thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or any rights deriving from such shares on the part of any other person, including, but without limitation, a purchaser, assignee, or transferee, unless and until such other person becomes the holder of record of such shares, whether or not the Company shall have either actual or constructive notice of the interest of such other person.

     SECTION 2.3     SHAREHOLDER'S CHANGE OF NAME OR ADDRESS.   Each
shareholder shall promptly notify the secretary of the Company, at its principal business office, by written notice sent by certified mail, return receipt requested, of any change in name or address of the shareholder from that as it appears upon the official list of shareholders of record of the Company. The secretary of the Company shall then enter such changes into all affected Company records, including, but not limited to, the official list of shareholders of record.

     SECTION 2.4 TRANSFER OF STOCK. The shares represented by any certificate of the Company are transferable only on the books of the Company by the holder of record thereof or by his duly authorized attorney or legal representative upon surrender of the certificate for such shares, properly endorsed or assigned. The board of directors may make such rules and regulations concerning the issue, transfer, registration and replacement of certificates as they deem desirable or necessary.

     SECTION 2.5 TRANSFER AGENT AND REGISTRAR. The board of directors may appoint one or more transfer agents or registrars of the shares, or both, and may require all share certificates to bear the signature of a transfer agent or registrar, or both.

     SECTION 2.6 LOST, STOLEN OR DESTROYED CERTIFICATES. The Company may issue a new certificate for shares of stock in the place of any certificate theretofore issued and alleged to have been lost, stolen or destroyed, but the board of directors may require the owner of such lost, stolen or destroyed certificate, or his legal representative, to furnish an affidavit as to such loss, theft, or destruction and to give a bond in such form and substance, and with such surety or sureties, with fixed or open penalty, as the board may direct, in order to indemnify the Company and its transfer agents and registrars, if any, against any claim that may be made on account of the alleged loss, theft or destruction of such certificate.

     SECTION 2.7 FRACTIONAL SHARES. Only whole shares of the stock of the Company shall be issued. In case of any transaction by reason of which a fractional share might otherwise be issued, the directors, or the officers in the exercise of powers delegated by the directors, shall take such measures consistent with the law, the articles of incorporation and these bylaws, including (for example, and not by way of limitation) the payment in cash of an amount equal to the fair value of any fractional share, as they may deem proper to avoid the issuance of any fractional share.

                              ARTICLE III

                           THE SHAREHOLDERS

     SECTION 3.1 ANNUAL MEETING. Commencing in the calendar year 1999, the annual meeting of the shareholders, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at the principal office of the Company, at 9:00 a.m. local time, on April 15 of each year (unless such day is a legal holiday, in which case such meeting shall be held at such hour on the first day thereafter which is not a legal holiday); or at such other place and time as may be designated by the board of directors. Failure to hold any annual meeting or meetings shall not work a forfeiture or dissolution of the Company.

     SECTION 3.2 SPECIAL MEETINGS. Except as otherwise provided by law or by the articles of incorporation, special meetings of the shareholders may be called by the chairman of the board of directors, the president, any one of the directors, or the holders of at least ten percent of all the shares having voting power at such meeting, and shall be held at the principal office of the Company or at such other place, and at such time, as may be stated in the notice calling such meeting.
The record date for determining shareholders entitled to call a special meeting is the date on which the first shareholder signs the notice of that meeting. Business transacted at any special meeting of shareholders shall be limited to the purpose stated in the notice of such meeting given in accordance with the terms of Section 3.3.

     SECTION 3.3 NOTICE OF MEETINGS-WAIVER. Written or printed notice of each meeting of shareholders, stating the place, day and hour of any meeting and, in case of a special shareholders' meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of such meeting, either personally or by mail, by or at the direction of the president, the secretary, or the persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Company, with postage thereon prepaid. Such further or earlier notice shall be given as may be required by law. The signing by a shareholder of a written waiver of notice of any shareholders' meeting, whether before or after the time stated in such waiver, shall be equivalent to the receiving by him of all notice required to be given with respect to such meeting. Attendance by a shareholder, whether in person or by proxy, at a shareholders' meeting shall constitute a waiver of notice of such meeting. No notice of any adjournment of any meeting shall be required.

     SECTION 3.4 DISCHARGE OF NOTICE REQUIREMENT. The notice provided for in Section 3.3 of these bylaws is not required to be given to any shareholder if either notice of two consecutive annual meetings and all notices of meetings held during the period between such annual meetings or all payments (but in no event less than two payments) of distributions or interest on securities, during a 12-month period, have been sent by first class mail, to such shareholder, addressed to the address as shown on the records of the Company and have been returned undeliverable. Any action or meeting taken or held without notice to such a shareholder shall have the same force and effect as if the notice had been duly given and any articles or document filed with the Secretary of State pursuant to action taken may state that notice was duly given to all persons to whom notice was required to be given. The requirement that notice be given to such a shareholder shall be reinstated if such shareholder delivers to the Company a written notice setting forth his then current address.

     SECTION 3.5.  CLOSING OF TRANSFER BOOKS AND FIXING RECORD
DATE. For the purpose of determining shareholders entitled to notice of, or to vote at, any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive a distribution by the Company (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors of the Company may provide that the stock transfer books shall be closed for a stated period in no case to exceed sixty days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least the ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in no case to be more than sixty days nor, in the case of a meeting of shareholders, less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the corporation of any of its own shares) or a share dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date of such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made, as provided in this Section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of stock transfer books and the stated period of closing has expired.

     SECTION 3.6 DISTRIBUTIONS AND SHARE OWNERSHIP AS OF RECORD DATE. Distributions of cash, tangible property or intangible property made or payable by the Company, whether in liquidation or from earnings, profits, assets or capital, including all distributions that were payable but not paid to the registered owner of the shares, his heirs, successors or assigns but that are now being held in suspense by the Company or that were paid or delivered by it into an escrow account or to a trustee or custodian, shall be payable by the Company, escrow agent, trustee or custodian to the person registered as owner of the shares in the Company's stock transfer books as of the record date determined for that distribution, as provided in Section 3.5 of these bylaws, his heirs, successors or assigns. The person in whose name the shares are or were registered in the stock transfer books of the Company as of the record date shall be deemed to be the owner of the shares registered in his name at that time.

     SECTION 3.7 VOTING LIST. The officer or agent having charge of the stock transfer books for shares of the Company shall make, at least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten days prior to such meeting, shall be kept on file at the registered office of the Company and shall be subject to lawful inspection by any shareholder at any time during the usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. Failure to comply with this Section shall not affect the validity of any action taken at such meeting.

     SECTION 3.8 QUORUM AND OFFICERS. Except as otherwise provided by law, by the articles of incorporation or by these bylaws, the holders of a majority of the shares of each class issued and outstanding and entitled to vote and represented in person or by proxy shall constitute a quorum at a meeting of shareholders, but the shareholders present at any meeting, although representing less than a quorum, may from time to time adjourn the meeting to some other day and hour, without notice other than announcement at the meeting. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. The vote of the holders of a majority of the shares of each class entitled to vote and thus represented at a meeting at which a quorum is present shall be the act of the shareholders' meeting, unless the vote of a greater number is required by law. The chairman of the board shall preside at, and the secretary shall keep the records of, each meeting of shareholders, and in the absence of either such officer, his duties shall be performed by any other officer authorized by these bylaws or any person appointed by resolution duly adopted at the meeting.

     SECTION 3.9 PROXIES. A shareholder may vote either in person or by proxy executed in writing by the shareholder, or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest.

     SECTION 3.10 BALLOTING. Upon the demand of any shareholder, the vote upon any question before the meeting shall be by ballot. At each meeting inspectors of election may be appointed by the presiding officer of the meeting, and at any meeting for the election of directors, inspectors shall be so appointed on the demand of any shareholder present or represented by proxy and entitled to vote in such election of directors. No director or candidate for the office of director shall be appointed as such inspector. The number of votes cast by shares in the election of directors shall be recorded in the minutes.

     SECTION 3.11 VOTING RIGHTS, PROHIBITION OF CUMULATIVE VOTING FOR DIRECTORS. Except to the extent the articles of incorporation or the laws of the State of Texas provide otherwise, each outstanding share shall be entitled to one (1) vote upon each matter submitted to a vote at a meeting of shareholders. No shareholder shall have the right to cumulate his votes for the election of directors but each share shall be entitled to one vote in the election of each director except to the extent the articles of incorporation or the laws of the State of Texas provide otherwise. In the case of any contested election for any directorship, the candidate for such position receiving a plurality of the votes cast in such election shall be elected to such position.

     SECTION 3.12 RECORD OF SHAREHOLDERS. The Company shall keep at its principal business office, or the office of its transfer agents or registrars, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each.

     SECTION 3.13 ACTION WITHOUT MEETING. Unless otherwise permitted by the articles of incorporation of the Company, any action required by statute to be taken at a meeting of the shareholders of the Company, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote on the action were present and voted. Any such signed consent, or a signed copy thereof, shall be placed in the minute book of the Company. All notices with respect to such consent required by the applicable statute shall be sent by the Company in a timely manner.

                               ARTICLE IV

                        The Board of Directors

     SECTION 4.1 NUMBER, QUALIFICATIONS AND TERM. The business and affairs of the Company shall be managed and controlled by the board of directors; and, subject to any restrictions imposed by law, by the articles of incorporation, or by these bylaws, the board of directors may exercise all the powers of the Company. The number of directors which shall constitute the whole board shall be not less than one (1) and not more than nine (9). Within the foregoing limits, the number of directors shall be determined from time to time by resolution of the shareholders. The initial number of directors shall be seven (7), and such number may be increased or decreased by a majority of the entire board of directors, provided that no decrease shall effect a shortening of the term of any incumbent director. The board of directors shall be divided into three classes, as nearly as equal in number as possible.
At each annual meeting of shareholders following the initial classification and election at the 1999 annual meeting of shareholders, directors elected to succeed those directors whose terms expire shall hold office, unless removed in accordance with Section 4.2 of these bylaws, until the third succeeding annual meeting of shareholders after their election and until their successor shall have been duly elected and qualified. Directors need not be residents of Texas or shareholders of the Company absent provision to the contrary in the articles of incorporation or laws of the State of Texas. Except as otherwise provided in Section 4.3 of these bylaws, each position on the board of directors shall be filled by election at the annual meeting of shareholders as provided in this Section 4.1. Any such election shall be conducted in accordance with Section 3.11 of these bylaws.

     SECTION 4.2 REMOVAL. Any director or the entire board of directors may be removed from office, with or without cause, at any special meeting of shareholders by the affirmative vote of a majority of the shares of the shareholders present in person or by proxy and entitled to vote at such meeting, if notice of the intention to act upon such matter shall have been given in the notice calling such meeting. If the notice calling such meeting shall have so provided, the vacancy caused by such removal may be filled at such meeting by the affirmative vote of a majority in number of the shares of the shareholders present in person or by proxy and entitled to vote.

     SECTION 4.3 VACANCIES. Any vacancy occurring in the board of directors may be filled by the vote of a majority of the remaining directors, even if such remaining directors comprise less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any position on the board of directors to be filled by reason of an increase in the number of directors shall be filled by the vote of a majority of the directors, election at an annual meeting of the shareholders, or at a special meeting of shareholders duly called for such purpose.

     SECTION 4.4 REGULAR MEETINGS. Regular meetings of the board of directors shall be held immediately following each annual meeting of shareholders, at the place of such meeting, and at such other times and places as the board of directors shall determine. No notice of any kind of such regular meetings needs to be given to either old or new members of the board of directors.

     SECTION 4.5 SPECIAL MEETINGS. Special meetings of the board of directors shall be held at any time by call of the chairman of the board, the president, the secretary or any of the directors. The secretary shall give notice of each special meeting to each director at his usual business or residence address by mail at least three days before the meeting or in person or by facsimile or telephone at least one day before such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid. Except as otherwise provided by law, by the articles of incorporation, or by these bylaws, such notice need not specify the business to be transacted at, or the purpose of, such meeting. No notice shall be necessary for any adjournment of any meeting. The signing of a written waiver of notice of any special meeting by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the receiving of such notice. Attendance of a director at a meeting shall also constitute a waiver of notice of such meeting, except where a director attends a meeting for the express and announced purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     SECTION 4.6 QUORUM. A majority of the number of directors fixed by these bylaws shall constitute a quorum for the transaction of business and the act of not less than a majority of such quorum of the directors shall be required in order to constitute the act of the board of directors, unless the act of a greater number shall be required by law, by the articles of incorporation or by these bylaws.

     SECTION 4.7 PROCEDURE AT MEETINGS. In the event the board of directors consist of more than one director, the board of directors, at each regular meeting held immediately following the annual meeting of shareholders, shall appoint one of their number as chairman of the board of directors. Failure to designate a chairman of the board shall be deemed a designation of the president to perform the functions of the chairman of the board. The chairman of the board shall preside at meetings of the board. In his absence at any meeting, any officer authorized by these bylaws or any member of the board selected by the members present shall preside. The secretary of the Company shall act as secretary at all meetings of the board. In his absence, the presiding officer of the meeting may designate any person to act as secretary. At meetings of the board of directors, the business shall be transacted in such order as the board may from time to time determine.

     SECTION 4.8 PRESUMPTION OF ASSENT. Any director of the Company who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     SECTION 4.9 ACTION WITHOUT A MEETING. Any action required by statute to be taken at a meeting of the directors of the Company, or which may be taken at such meeting, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by each director entitled to vote at such meeting, and such consent shall have the same force and effect as a unanimous vote of the directors. Such signed consent, or a signed copy thereof, shall be placed in the minute book of the Company.

     SECTION 4.10 COMPENSATION. Directors as such shall not receive any stated salary for their service, but by resolution of the board of directors, a fixed sum and reimbursement for reasonable expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the board of directors or at any meeting of the executive committee of directors, if any, to which such director may be elected in accordance with the following Section 4.11; but nothing herein shall preclude any director from serving the Company in any other capacity or receiving compensation therefor.

     SECTION 4.11 EXECUTIVE COMMITTEE. The board of directors, by resolution adopted by a majority of the full board of directors, may designate an executive committee, which committee shall consist of one or more of the directors of the Company. Such executive committee may exercise such authority of the board of directors in the business and affairs of the Company as the board of directors may, by resolution duly adopted, delegate to it except as prohibited by law. The designation of such committee and the delegation thereto of authority shall not operate to relieve the board of directors, or any member thereof, of any responsibility imposed upon it or him by law. Any member of the executive committee may be removed by the board of directors. The executive committee shall keep regular minutes of its proceedings and report the same to the board of directors when required. The minutes of the proceedings of the executive committee shall be placed in the minute book of the Company. Members of the executive committee shall receive such compensation as may be approved by the board of directors and will be reimbursed for reasonable expenses actually incurred by reason of membership on the executive committee.

     SECTION 4.12 OTHER COMMITTEES. The board of directors, by resolution adopted by a majority of the full board of directors, may appoint one or more committees of one or more directors each. Such committees may exercise such authority of the board of directors in the business and affairs of the Company as the board of directors may, by resolution duly adopted, delegate, except as prohibited by law. The designation of any committee and the delegation thereto of authority shall not operate to relieve the board of directors, or any member thereof, of any responsibility imposed on it or him by law. Any member of a committee may be removed at any time by the board of directors. Members of any such committees shall receive such compensation as may be approved by the board of directors and will be reimbursed for reasonable expenses actually incurred by reason of membership on a committee.

     SECTION 4.13 AMENDMENTS TO ARTICLE IV. Notwithstanding anything to the contrary contained in these bylaws, no amendment, repeal or provision inconsistent with the provisions of Sections 4.1, 4.2 or
4.3 shall be adopted unless it is approved by the vote of two-thirds of the shares of the Company entitled to vote.

                               ARTICLE V

                               Officers

     SECTION 5.1 NUMBER. The officers of the Company shall consist of a president and a secretary; and, in addition, such other officers and assistant officers and agents as may be deemed necessary or desirable. Officers shall be elected or appointed by the board of directors. Any two or more offices may be held by the same person. In its discretion, the board of directors may leave unfilled any office except those of president and secretary.

     SECTION 5.2 ELECTION; TERM; QUALIFICATION. Officers shall be chosen by the board of directors annually at the meeting of the board of directors following the annual shareholders' meeting. Each officer shall hold office until his successor has been chosen and qualified, or until his death, resignation, or removal.

     SECTION 5.3 REMOVAL. Any officer or agent elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create any contract rights.

     SECTION 5.4 VACANCIES. Any vacancy in any office for any cause may be filled by the board of directors at any meeting.

     SECTION 5.5 DUTIES. The officers of the Company shall have such powers and duties, except as modified by the board of directors, as generally pertain to their offices, respectively, as well as such powers and duties as from time to time shall be conferred by the board of directors and by these bylaws.

     SECTION 5.6 THE PRESIDENT. The president shall have general direction of the affairs of the Company and general supervision over its several officers, subject however, to the control of the board of directors. He shall at each annual meeting, and from time to time, report to the shareholders and to the board of directors all matters within his knowledge which, in his opinion, the interest of the Company may require to be brought to the notice of such persons. He may sign, with the secretary or an assistant secretary, any or all certificates of stock of the Company. He shall preside at all meetings of the shareholders, shall sign and execute in the name of the Company (i) all contracts or other instruments authorized by the board of directors, and
(ii) all contracts or instruments in the usual and regular course of business, pursuant to Section 6.2 hereof, except in cases when the signing and execution thereof shall be expressly delegated or permitted by the board or by these bylaws to some other officer or agent of the Company; and, in general, shall perform all duties incident to the office of president, and such other duties as from time to time may be assigned to him by the board of directors or as are prescribed by these bylaws.

     SECTION 5.7 THE VICE PRESIDENTS. At the request of the president, or in his absence or disability, the vice presidents, in the order of their election, shall perform the duties of the president, and, when so acting, shall have all the powers of, and be subject to all restrictions upon, the president. Any action taken by a vice president in the performance of the duties of the president shall be conclusive evidence of the absence or inability to act of the president at the time such action was taken. The vice presidents shall perform such other duties as may, from time to time, be assigned to them by the board of directors or the president. A vice president may sign, with the secretary or an assistant secretary, certificates of stock of the Company.

     SECTION 5.8 SECRETARY. The secretary shall keep the minutes of all meetings of the shareholders, of the board of directors, and of the executive committee, if any, of the board of directors, in one or more books provided for such purpose and shall see that all notices are duly given in accordance with the provisions of these bylaws or as required by law. He shall be custodian of the corporate records and of the seal
(if any) of the Company and see, if the Company has a seal, that the seal of the Company is affixed to all documents the execution of which on behalf of the Company under its seal is duly authorized; shall have general charge of the stock certificate books, transfer books and stock ledgers, and such other books and papers of the Company as the board of directors may direct, all of which shall, at all reasonable times, be open to the examination of any director, upon application at the office of the Company during business hours; and in general shall perform all duties and exercise all powers incident to the office of the secretary and such other duties and powers as the board of directors or the president from time to time may assign to or confer on him.

     SECTION 5.9 TREASURER. The treasurer shall keep complete and accurate records of account, showing at all times the financial condition of the Company. He shall be the legal custodian of all money, notes, securities and other valuables which may from time to time come into the possession of the Company. He shall furnish at meetings of the board of directors, or whenever requested, a statement of the financial condition of the Company, and shall perform such other duties as these bylaws may require or the board of directors may prescribe.

     SECTION 5.10. ASSISTANT OFFICERS. Any assistant secretary or assistant treasurer appointed by the board of directors shall have power to perform, and shall perform, all duties incumbent upon the secretary or treasurer of the Company, respectively, subject to the general direction of such respective officers, and shall perform such other duties as these bylaws may require or the board of directors may prescribe.

     SECTION 5.11 SALARIES. The salaries or other compensation of the officers shall be fixed from time to time by the board of directors. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director of the Company.

     SECTION 5.12 BONDS OF OFFICERS. The board of directors may secure the fidelity of any officer of the Company by bond or otherwise, on such terms and with such surety or sureties, conditions, penalties or securities as shall be deemed proper by the board of directors.

     SECTION 5.13 DELEGATION. The board of directors may delegate temporarily the powers and duties of any officer of the Company, in case of his absence or for any other reason, to any other officer, and may authorize the delegation by any officer of the Company of any of his powers and duties to any agent or employee, subject to the general supervision of such officer.

                               ARTICLE VI

                             MISCELLANEOUS

     SECTION 6.1 DISTRIBUTIONS. Distributions, subject to the provisions of the articles of incorporation and to limitations set forth by law, if any, may be declared by the board of directors at any regular or special meeting. Distributions may be in the form of a dividend, including a share dividend, a purchase or redemption by the Company, directly or indirectly, of any of its own shares or a payment by the Company in liquidation of all or a portion of its assets. A distribution may not be made if it would render the Company insolvent or if it exceeds the surplus of the Company, except as otherwise allowed by law.

     Subject to limitations upon the authority of the board of directors imposed by law or by the articles of incorporation, the declaration of and provision for payment of dividends shall be at the discretion of the board of directors.

     SECTION 6.2. CONTRACTS. The president shall have the power and authority to execute, on behalf of the Company, contracts or instruments in the usual and regular course of business, and in addition the board of directors may authorize any officer or officers, agent or agents, of the Company to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Company, and such authority may be general or confined to specific instances. Unless so authorized by the board of directors or by these bylaws, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement, or to pledge its credit or to render it pecuniarily liable for any purpose or in any amount.

     SECTION 6.3 CHECKS, DRAFTS, ETC. All checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the Company shall be signed by such officers or employees of the Company as shall from time to time be authorized pursuant to these bylaws or by resolution of the board of directors.

     SECTION 6.4. DEPOSITORIES. All funds of the Company shall be deposited from time to time to the credit of the Company in such banks or other depositories as the board of directors may from time to time designate, and upon such terms and conditions as shall be fixed by the board of directors. The board of directors may from time to time authorize the opening and maintaining within any such depository as it may designate, of general and special accounts, and may make such special rules and regulations with respect thereto as it may deem expedient.

     SECTION 6.5 ENDORSEMENT OF STOCK CERTIFICATES. Subject to the specific directions of the board of directors, any share or shares of stock issued by any corporation and owned by the Company, including reacquired shares of the Company's own stock, may, for sale or transfer, be endorsed in the name of the Company by the president or any vice president; and such endorsement may be attested or witnessed by the secretary or any assistant secretary either with or without the affixing thereto of the corporate seal.

     SECTION 6.6 CORPORATE SEAL. The corporate seal, if any, shall be in such form as the board of directors shall approve, and such seal, or a facsimile thereof, may be impressed on, affixed to, or in any manner reproduced upon, instruments of any nature required to be executed by officers of the Company.

     SECTION 6.7 FISCAL YEAR. The fiscal year of the Company shall begin and end on such dates as the board of directors at any time shall determine.

     SECTION 6.8 BOOKS AND RECORDS. The Company shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders and board of directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each.

     SECTION 6.9 RESIGNATIONS. Any director or officer may resign at any time. Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time is specified, at the time of its receipt by the president or secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

     SECTION 6.10 INDEMNIFICATION OF OFFICERS AND DIRECTORS. The Company shall indemnify to the full extent allowed by law any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding by reason of the fact that he is or was a director, officer, employee, or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, partner, venturer, proprietor, trustee, agent, or similar functionary of another corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan. This indemnification shall, to the extent permitted by law, be against judgments, penalties, fines, settlements and reasonable expenses actually incurred in connection with such investigation, action, suit or proceeding but if the person is found liable to the Company or is found liable on the basis that personal benefit was improperly received by the person, indemnification shall be limited to reasonable expenses actually incurred by the person in connection with the proceeding and shall not be made in respect of any proceedings in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the Company. A person acting in his official capacity as a director of the Company must have conducted himself in good faith and reasonably believed his actions to have been in the Company's best interests. A person acting in any other capacity must have conducted himself in good faith and reasonably have believed his actions were not opposed to the Company's best interests. In the case of any criminal proceeding, indemnification requires that the person indemnified have had no reasonable cause to believe his conduct was unlawful.

     Any indemnification under this Section shall be made by the Company only as authorized in the specific case upon a determination that indemnification is proper because the director, officer, employee or agent has met the applicable standard of conduct as set forth in the laws of the State of Texas, and the amount of indemnification (before or after termination of the proceedings) shall be made only as set forth in the laws of the State of Texas. Such determinations shall be made as set forth in the laws of the State of Texas.

     Any indemnification of or advance of expenses to any officer, director, employee, or agent of the Company shall be reported in writing to the shareholders with or before the notice or waiver of notice of the next shareholder's meeting or with or before the next submission to shareholders of a consent to action without a meeting pursuant to
Section 3.13 hereof and, in any case, within the twelve-month period immediately following the date of the indemnification or advance.

     Any right of indemnification granted by this Section 6.10 shall be in addition to and not in lieu of any other such right to which any director or officer of the Company may at any time be entitled under the law of the State of Texas; and if any indemnification which would otherwise be granted by this Section 6.10 shall be disallowed by any competent court or administrative body as illegal or against public policy, then any director or officer with respect to whom such adjudication was made, and any other officer or director, shall be indemnified to the fullest extent permitted by law and public policy, it being the express intent of the Company to indemnify its officers, directors, employees and agents to the fullest extent possible in conformity with these bylaws, all applicable laws, and public policy.

     SECTION 6.11 INDEMNITY INSURANCE. The Company may purchase and maintain insurance or another arrangement on behalf of a person who is or was a director, officer, employee or agent of the Company or who is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against any liability asserted against him and incurred by him in such capacity or arising out of his status as such a person, whether or not the Company would have the power to indemnify him against that liability under these bylaws or the laws of the State of Texas. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Company would not have the power to indemnify the person only if the shareholders of the Company approve the inclusion of coverage for the additional liability.

     SECTION 6.12 MEETINGS BY TELEPHONE. Subject to the provisions required or permitted by these bylaws or the laws of the State of Texas for notice of meetings, shareholders, members of the board of directors, or members of any committee designated by the board of directors may participate in and hold any meeting required or permitted under these bylaws by telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section shall constitute presence in person at such a meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                              ARTICLE VII

                              Amendments

     SECTION 7.1 AMENDMENTS. These bylaws may be altered, amended, or repealed, or new bylaws may be adopted, by a majority of the board of directors at any duly held meeting of directors, (provided that notice of such proposed action shall have been contained in the notice of any such meeting,) unless the articles of incorporation or the laws of the State of Texas reserve the power exclusively to the shareholders in whole or in part, or the shareholders in amending, repealing or adopting a particular bylaw expressly provide that the board of directors may not amend or repeal that bylaw. Unless the articles of incorporation or a bylaw adopted by the shareholders provides otherwise as to all or some portion of the Company's bylaws, the holders of a majority of the shares represented at any duly held meeting of the shareholders, provided that notice of such proposed action shall have been contained in the notice of any such meeting, may amend, repeal or adopt the Company's bylaws.

                             ARTICLE VIII

                        SHAREHOLDERS' AGREEMENT

     SECTION 8.1 RESTRICTIONS ON CORPORATE ACTIONS. For so long as the Bargo Group is entitled to nominate one or more persons to the Board of Directors of the Company as provided in the Shareholders' Agreement, dated August 14, 1998, among the Company, Bargo Energy Resources, Ltd., a Texas limited partnership ("Bargo"), and certain other shareholders of the Company ("Shareholders' Agreement"), without the approval of one of the directors nominated by the Bargo Group (which shall be in addition to any other corporate action required by the Articles of Incorporation of the Company, these Bylaws or by applicable law):

           (a) The Company will not, and will not permit any Subsidiary thereof, in any manner to owe or be liable for Indebtedness except:

           (i)     the Obligations;

           (ii)     the Senior Credit Facility;

           (iii) obligations under operating leases entered into in the ordinary course of the Company's or its Subsidiaries' business in arm's length transactions at competitive market rates under competitive terms and conditions in all respects;

           (iv) Indebtedness owed by the Company or any Subsidiary thereof which is subordinated to the Obligations upon terms and conditions satisfactory to ECIC and EnCap LP in their sole and absolute discretion;

           (v) purchase money Indebtedness in an aggregate principal amount not to exceed $200,000 at any time, provided that the original principal amount of any such Indebtedness shall not be in excess of the purchase price of the asset acquired thereby and such Indebtedness shall be secured only by the acquired asset;

           (vi) Indebtedness in the principal amount of approximately $20,000 owed to Bank One Texas on a workover rig; and

           (vii) Indebtedness in the principal amount of approximately $20,000 owed to Sam Henderson.

           (b) The Company will not, and will not permit its Subsidiaries to, merge or consolidate with or into any other business entity. Any Subsidiary of the Company may, however, be merged into or consolidated with either the Company or another Subsidiary which is wholly-owned by the Company, so long as the Company or the Subsidiary wholly-owned by
the Company is the surviving business entity.   The Company will not
issue any securities other than shares of its common stock or any options or warrants giving the holders thereof only the right to acquire such shares. No Subsidiary of the Company will issue any additional shares of its capital stock or other securities or any options, warrants or other rights to acquire such additional shares or other securities except to the Company. No Subsidiary of the Company which is a partnership will allow any diminution of the Company's interest (direct or indirect) therein.

           (c) The Company will not, and will not permit any Subsidiary to, sell, transfer, lease, exchange, alienate or dispose of any Collateral except:

           (i) equipment which is worthless or obsolete or which is replaced by equipment of equal suitability and value;

           (ii) inventory (including oil and gas sold as produced and seismic data) which is sold in the ordinary course of business on ordinary trade terms; or

           (iii) other property which is sold for fair consideration not in the aggregate in excess of $500,000 in any Fiscal Year (commencing with Fiscal Year 1998).

           (d) The Company will not, and will not permit any Subsidiary to, make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business
(which ordinary course of business includes the acquisition, directly or indirectly, of oil and gas properties), engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present businesses and operations, make any acquisitions of or capital contributions to or other investments in any person, other than Permitted Investments, or make any significant acquisitions or investments in any properties other than oil and gas properties.

           (e) The Company will not, and will not permit any of its Subsidiaries to, engage in any material transaction with any of its Affiliates on terms which are less favorable to it than those which would have been obtainable at the time in arms-length dealing with persons other than such Affiliates, provided that such restriction shall not apply to transactions among the Company and its wholly-owned Subsidiaries.

           (f) The Company will not, and will not permit any of its Subsidiaries to, declare or make, or incur any liability to declare or make, any Restricted Payment.

           (g) The Company will not amend, whether by amendment, supplement or renewal, the terms of the Note Documents as they relate to the amortization of Indebtedness under such Note Documents, the principal amount of Indebtedness under such Note Documents or the interest or premium payable with respect to such Indebtedness.

     SECTION 8.2 DEFINITIONS. As used in this Article VIII of the Bylaws, the following terms shall have the meanings set forth below:

     "AFFILIATE" shall mean, when used with respect to another person, any person directly or indirectly controlling, controlled by or under common control with such other person.

     "AMENDED SECURITY DOCUMENTS" has the meaning set forth in the Renewal Note Agreement.

     "BARGO GROUP" has the meaning set forth in the Shareholders'
Agreement.

     "COLLATERAL" has the meaning set forth in the Renewal Note
Agreement.

     "ECIC" means Energy Capital Investment Company PLC, an English investment company.

     "ENCAP LP" means EnCap Equity 1994 Limited Partnership, a Texas limited partnership.

     "FISCAL YEAR" means the 12 month period ending December 31 of any year.

     "FURTHER RENEWAL NOTES" shall have the meaning set forth in the Renewal Note Agreement.

     "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or generally recognized successor) and which, in the case of the Company and its consolidated subsidiaries, are applied for periods after the date hereof in a manner consistent with the manner in which such principles were applied prior to the date hereof.

     "INDEBTEDNESS" of any person means Liabilities in any of the following categories: (a) Liabilities for borrowed money; (b) Liabilities constituting an obligation to pay the deferred purchase price of property or services; (c) Liabilities evidenced by a bond, debenture, note or similar instrument; (d) Liabilities which would under GAAP be shown on such person's balance sheet as a liability, and is payable more than one year from the date of creation thereof (other than reserves for taxes and reserves for contingent obligations); (e) Liabilities arising under futures contracts, forward contracts, swap, cap or collar contracts, option contracts, hedging contracts, other derivative contracts, or similar agreements; (f) Liabilities constituting principal under leases capitalized in accordance with GAAP;
(g) Liabilities arising under conditional sales or other title retention agreements; (h) Liabilities owing under direct or indirect guaranties of Liabilities of any other person or constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Liabilities of any other person (such as obligations under working capital maintenance agreements, agreements to keep-well, or agreements to purchase Liabilities, assets, goods, securities or services), but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection; (i) Liabilities (for example, repurchase agreements) consisting of an obligation to purchase securities or other property, if such Liabilities arise out of or in connection with the sale of the same or similar securities or property; (j) Liabilities with respect to letters of credit or applications or reimbursement agreements therefor; (k) Liabilities with respect to payments received in consideration of oil, gas, or other minerals yet to be acquired or produced at the time of payment (including obligations under "take-or-pay" contracts to deliver gas in return for payments already received and the undischarged balance of any production payment created by such person or for the creation of which such person directly or indirectly received payment), or (l) Liabilities with respect to other obligations to deliver goods or services in consideration of advance payments therefor; provided, however, that the

"Indebtedness" of any person shall not include Liabilities that were incurred by such person on ordinary trade terms to vendors, suppliers, or other persons providing goods and services for use by such person in the ordinary course of its business, unless and until such Liabilities are outstanding more than 90 days past the original invoice or billing date therefor.

     "LIABILITIES" shall mean, as to any person, all indebtedness, liabilities and obligations of such person, whether mature or unmatured, liquidated or unliquidated, primary or secondary, direct or absolute, fixed or contingent, and whether or not required to be considered pursuant to GAAP.

     "NOTE DOCUMENTS" shall mean the Renewal Note Agreement, the
Further Renewal Notes and the Amended Security Documents as defined in the Renewal Note Agreement, and all other agreements, certificates, documents, commitments and writings at any time delivered in connection herewith or therewith.

     "OBLIGATIONS" shall mean all Liabilities owing ECIC and EnCap LP under or pursuant to the Renewal Note Agreement, the Further Renewal Notes or any of the other Note Documents.

     "PERMITTED INVESTMENT" shall mean any investment, loan, advance, guaranty or capital contribution by the Company or any Subsidiary in any of the following: (a) properties or assets to be used in the ordinary course of business of the Company and its Subsidiaries; (b) current assets arising from the sale of goods and services in the ordinary course of business of the Company and its Subsidiaries; (c) investments in one or more of the Company's Subsidiaries or in any person that concurrently with such investment becomes a Subsidiary; (d) any marketable obligation maturing not later than one year after the date of acquisition therefor, issued or guaranteed by the United States of America or by any agency of the United States of America which has the full faith and credit of the Untied States of America; (e) commercial paper which is given the highest rating by a credit rating agency of recognized national standing and maturing not more than 270 days from the date of creation thereof; and (f) any demand deposit or time deposit (including certificates of deposit and money market or sweep accounts) with a commercial bank or trust company organized and doing business under the laws of the United States of America or any state thereof which has capital, surplus and undivided profits of at least $250,000,000, provided that such deposit must be either payable on demand or mature not more than twelve months from the date of investment therein.

     "RENEWAL NOTE AGREEMENT" shall mean that certain Note
Restructuring Agreement, dated August 14, 1998, among the Company, ECIC, EnCap LP and Gecko Booty 1994 Limited Partnership, a Texas limited partnership, as such agreement may be amended from time to time.

     "RESTRICTED PAYMENT" shall mean any Distribution (as defined below) in respect of the Company or any Subsidiary thereof (other than on account of capital stock or other equity interests of a Subsidiary owned legally or beneficially by the Company or another Subsidiary), including any Distribution resulting in the acquisition by the Company of securities that would constitute treasury stock. As used in this definition, "Distribution" shall mean, in respect of any corporation, partnership or other business entity (a) dividends or other distributions or payments on capital stock or other equity interest of such corporation, partnership or other business entity (except distributions in such stock or other equity interest) and (b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests).

     "SENIOR CREDIT FACILITY" has the meaning set forth in the Renewal Note Agreement.

     "SUBSIDIARY" shall mean with respect to any person, any corporation, association, partnership, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by such person."

                  CERTIFICATE BY SECRETARY


     The undersigned, being the secretary of BARGO ENERGY COMPANY, hereby certifies that the foregoing code of bylaws was duly adopted by the unanimous written consent of the directors of said corporation effective on _____________, 1999.


     In Witness Whereof, I have signed this certification on this the ___ day of _________________, 1999.





                                         __________________, Secretary